UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23039

AllianzGI Diversified Income & Convertible Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Scott Whisten – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3367

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2019

ITEM 1. REPORT TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Table of Contents

2–3	Letter from the President
4–9	Fund Insights
10–12	Performance & Statistics
13–50	Schedules of Investments
51	Statements of Assets and Liabilities
52	Statements of Operations
53–54	Statements of Changes in Net Assets
55	Statement of Cash Flows
56–58	Financial Highlights
59–77	Notes to Financial Statements
78–79	Report of Independent Registered Public Accounting Firm
80	Tax Information
81–82	Annual Shareholder Meeting Results
83	Changes to Fund Officers and the Board of Trustees/Proxy Voting Policies & Procedures
84–87	Privacy Policy
88–90	Dividend Reinvestment Plan
91–93	Board of Trustees
94	Fund Officers

January 31, 2019 | Annual Report 1

Letter from the President

Dear Shareholder:

US economic expansion continued during the 12-month fiscal reporting period ended January 31, 2019. In contrast, economic growth overseas weakened. Over this period, global equities performed poorly. Meanwhile, the overall US bond market posted a modest gain during the period.

For the 12-month reporting period ended January 31, 2019

¡  AllianzGI Diversified Income & Convertible Fund gained 0.77% on net asset value (“NAV”) and rose 3.89% on market price.

¡  AllianzGI Equity & Convertible Income Fund returned -1.87% on NAV and returned -0.25% on market price.

¡  AllianzGI NFJ Dividend, Interest & Premium Strategy Fund returned -5.97% on NAV and -5.42% on market price.

Thomas J. Fuccillo President & Chief Executive Officer

During the twelve-month period ended January 31, 2019, the Russell 3000 Index, a broad measure of US stock market performance, returned -2.26%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, returned -4.81%; and the Russell 1000 Growth Index, a measure of growth style stocks, gained 0.24%. Convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, gained 3.90%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 4.2% annualized pace during the second quarter of 2018 – the best reading since the third quarter of 2014. GDP grew at an annual pace of 3.4% during the third quarter of 2018. Finally, the Commerce Department’s initial reading for the fourth quarter of 2018 – released after the reporting period ended – showed that GDP grew at an annualized pace of 2.6%.

After raising interest rates twice during the first half of 2018, the US Federal Reserve (the “Fed”) again raised rates at its meetings in September and December of 2018. The last hike pushed the federal funds rate to a range between 2.25% and 2.50%. The Fed currently anticipates making two additional rate hikes in 2019, but this may change based on incoming economic data.

2 Annual Report | January 31, 2019

Outlook

Last year was generally a challenging one for investors overall, with poor returns and renewed volatility giving global investors few places to hide, particularly as the year came to a close. The markets seem wary of the growing signs of economic fatigue around the world. Late-cycle fault lines have become more visible: in our view, corporate profit growth has peaked, fiscal stimulus is waning and central banks are providing less liquidity.

Receive this report electronically and eliminate paper mailings. To enroll, visit: us.allianzgi.com/edelivery.

In our view, economic growth around the world is getting patchier and the US is slowing down amid growing fears of a recession. Although the US economy has the potential to deteriorate in 2019, as signaled by a flatter yield curve and weaker housing market, we believe a recession seems unlikely this year. Even if a recession were to happen, we think active investors will still be able to find opportunities by focusing on the fundamentals – including using proprietary research.

Given recent market conditions and concerns about a recession, it is understandable that investors may be nervous that this long but lackluster economic cycle is coming to an end. However, we do not believe it’s finished just yet. So, despite market corrections and volatility, we believe investors should aim to benefit from the long-term power of compounding. In addition, we believe investors should look beyond the immediate news flow and political bluster and instead focus on balance-sheet strengths and other qualities that underpin the sustainability of investments.

On behalf of Allianz Global Investors U.S. LLC, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com/closedendfunds, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

January 31, 2019 | Annual Report 3

Fund Insights

AllianzGI Diversified Income & Convertible Fund/

AllianzGI Equity & Convertible Income Fund/

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (unaudited)

AllianzGI Diversified Income & Convertible Fund

For the period of February 1, 2018 through January 31, 2019, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

For the twelve-month period ended January 31, 2019, the AllianzGI Diversified Income & Convertible Fund (the “Fund”) returned 0.77% on net asset value (“NAV”) and 3.89% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, returned 0.24%; convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, returned 3.90%; and high yield bonds, as reflected by the ICE BofA Merrill Lynch High Yield Master II Index, returned 1.57%.

Market Overview

The convertible and high-yield bond markets produced positive returns over the trailing twelve months, while equites generally finished lower.

Increased volatility in the fourth quarter of 2018 disrupted the upward trajectory of risk assets which were set to deliver strong returns over the annual period based on fundamental strength and economic momentum. After a weak finish to 2018, risk assets rebounded sharply in the new-year, starting 2019 on a strong footing.

Against this backdrop, corporate fundamentals continued to improve with most US companies reporting better-than-expected financial results. Through the third quarter, earnings growth for the S&P 500 Index rose more than 25% on a year-over-year basis, according to FactSet Research. Additionally, high-yield credit fundamentals strengthened, continuing a multi-year trend.

The strength of the US economy was supportive of the markets and contrasted overseas slowing. US reports revealed robust growth with third-quarter GDP increasing 3.4%. Unemployment stayed low, industrial production increased and consumer spending was strong. Not all data was positive, however. Auto, housing and semiconductor reports confirmed further easing in these industries.

With the US economy growing above trend, the US Federal Reserve (“Fed”) continued to reduce its balance sheet and, as expected, raised rates for a fourth time in 2018 and a ninth time this cycle. The federal funds rate increased 25 basis points to a range of 2.25 to 2.50%.

Equity volatility spiked in early February and then trended lower into fall before surging once again in the fourth quarter. After peaking in late December, the CBOE Volatility Index (“VIX”), fell sharply into period-end.

Portfolio Specifics

The Fund benefited from exposure to convertible and high-yield bonds, while equity

4 Annual Report | January 31, 2019

Fund Insights

AllianzGI Diversified Income & Convertible Fund/

AllianzGI Equity & Convertible Income Fund/

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (unaudited) (continued)

holdings generally finished lower and weighed on the Fund’s overall performance. In addition to providing a positive total return and relative outperformance compared to the S&P 500 Index, the Fund also delivered a high level of income over the reporting period.

In the equity sleeve, exposure to consumer staples helped relative performance. Conversely, the health care, information technology and energy sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance included technology, health care and materials. On the other hand, the consumer discretionary, financials and energy sectors pressured relative performance.

In the high yield sleeve, industries that aided relative performance included support-services, automotive and banking. In contrast, financial services, energy and publishing & printing hampered relative performance.

For the covered call strategy, many option positions expired below strike and the portfolio was able to retain the set premiums.

Outlook

We expect the US economy and corporate earnings to deliver continued growth in 2019. While some cyclical areas have exhibited weakness, we believe that the overall credit and fundamental profiles of risk assets remain healthy and are not signaling an economic downturn.

We expect US economic activity to slow from above-trend growth to a moderate pace in 2019. Despite some headwinds, we believe that residual impacts of the tax cut, ongoing deregulation efforts and the potential for an infrastructure spending bill support a continuation of economic growth.

The Fed has communicated balance sheet flexibility and a patient approach toward future monetary policy adjustments. Overseas, monetary policies continue to be constructive.

After bottoming in the second quarter of 2016, corporate profits have accelerated through the third quarter of 2018. In 2019, the profit trajectory is still higher, in our view, but growth could be less robust given high year-over-year comparisons, US dollar strength and trade uncertainty/tariffs.

AllianzGI Equity & Convertible Income Fund

For the period of February 1, 2018 through January 31, 2019, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

For the twelve-month period ended January 31, 2019, the AllianzGI Equity & Convertible Income Fund (the “Fund”) returned -1.87% on net asset value (“NAV”) and -0.25% on market price.

January 31, 2019 | Annual Report 5

Fund Insights

AllianzGI Diversified Income & Convertible Fund/

AllianzGI Equity & Convertible Income Fund/

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (unaudited) (continued)

Market Overview

The convertible bond market produced a positive return over the twelve-month period, while equites generally finished lower.

Increased volatility in the fourth quarter of 2018 disrupted the upward trajectory of risk assets which were set to deliver strong returns over the annual period based on fundamental strength and economic momentum. After a weak finish to 2018, risk assets rebounded sharply in the new year, starting 2019 on a strong footing.

Against this backdrop, corporate fundamentals continued to improve, with most US companies reporting better-than-expected financial results. Through the third quarter, earnings growth for the S&P 500 Index rose more than 25% on a year-over-year basis, according to FactSet Research. Additionally, non-investment grade credit fundamentals strengthened, continuing a multi-year trend.

The strength of the US economy was supportive of the markets and contrasted overseas slowing. US reports revealed robust growth with third-quarter GDP increasing 3.4%. Unemployment stayed low, industrial production increased and consumer spending was strong. Not all data was positive, however. Auto, housing and semiconductor reports confirmed further easing in these industries.

With the US economy growing above trend, the US Federal Reserve (the “Fed”) continued to reduce its balance sheet and, as expected, raised rates for a fourth time in 2018 and a ninth time this cycle. The federal funds rate increased 25 basis points to a range of 2.25 to 2.50%.

Equity volatility spiked in early February and then trended lower into fall before surging once again in the fourth quarter. After peaking in late December, the CBOE Volatility Index (“VIX”) fell sharply into period-end.

Portfolio Specifics

The Fund benefited from exposure to convertible bonds, while equity holdings generally finished lower and weighed on the Fund’s overall performance. In addition to providing relative outperformance compared to the S&P 500 Index, the Fund also delivered a high level of income over the reporting period.

In the equity sleeve, exposures in consumer staples, industrials and materials helped relative performance. Conversely, the information technology, health care and energy sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were financials, consumer staples and utilities. On the other hand, the industrials, technology and health care sectors pressured relative performance.

For the covered call strategy, many option positions expired below strike and the portfolio was able to retain the set premiums.

6 Annual Report | January 31, 2019

Fund Insights

AllianzGI Diversified Income & Convertible Fund/

AllianzGI Equity & Convertible Income Fund/

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (unaudited) (continued)

Outlook

We expect the US economy and corporate earnings to deliver continued growth in 2019. While some cyclical areas have exhibited weakness, we believe that the overall credit and fundamental profiles of risk assets remain healthy and are not signaling an economic downturn.

We expect US economic activity to slow from above-trend growth to a moderate pace in 2019. Despite some headwinds, we believe that residual impacts of the tax cut, ongoing deregulation efforts and the potential for an infrastructure spending bill support a continuation of economic growth.

The Fed has communicated balance sheet flexibility and a patient approach toward future monetary policy adjustments. Overseas, monetary policies continue to be constructive.

After bottoming in the second quarter of 2016, corporate profits have accelerated through the third quarter of 2018. In 2019, the profit trajectory is still higher, in our view, but growth could be less robust given high year-over-year comparisons, US dollar strength and trade uncertainty/tariffs.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For the period of February 1, 2018 through January 31, 2019, as provided by the Value Equity, US team.

For the twelve-month period ended January 31, 2019, the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) returned -5.97% on net asset value (“NAV”) and -5.42% on market price.

During the reporting period, the Russell 1000 Value Index, a measure of large-cap value style stocks, returned -4.81%; convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, returned 3.90%.

Market Overview

The trailing twelve months ended January 31, 2019 was a volatile period for US equities, while the convertible bond market produced a positive return. Equity markets suffered a sharp correction in February and March of 2018 amid concerns over rising inflation and fears of a trade war. US stocks ratcheted steadily higher over the summer months, with major indices touching a series of fresh peaks bolstered by corporate earnings growth and positive economic data. These gains propelled the market to its longest bull run in history, surpassing the previous record set between 1990 and 2000.

However, the bull market ended in the final quarter of 2018 as US stocks plummeted, recording their weakest fourth-quarter returns since 2008. Having led the global equity market higher for much of the year, US stocks now led the retreat: the S&P 500 index

January 31, 2019 | Annual Report 7

Fund Insights

AllianzGI Diversified Income & Convertible Fund/

AllianzGI Equity & Convertible Income Fund/

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (unaudited) (continued)

touched its lowest level since September 2017, while both the tech-heavy Nasdaq index and the small-cap Russell 2000 index entered official bear markets. A sudden rise in bond yields provided the catalyst for the initial downward movement in October, with stocks plunging further in December amid concerns over the outlook for growth and company profits, with political tensions providing further fuel for the selloff. In January 2019, US equities rallied strongly, recording their best monthly gain since October 2015, driven by increased optimism over progress in the United States and China trade dispute and more dovish sounding comments from the US Federal Reserve (“Fed”).

At a sector level, more defensive, bond proxy-like areas of the market were rewarded, with utilities, real estate and health care posting the greatest gains in the Russell 1000 Value Index. In contrast, more cyclical value sectors, including materials, industrials and financials, as well as energy, recorded double-digit losses as late cycle concerns and a sharp fall in oil prices toward the end of 2018 negatively impacted companies’ shares.

Equity volatility spiked in early February and then trended lower into the fall before surging once again in the fourth quarter of 2018. After peaking in late December, the CBOE Volatility Index (“VIX”) fell sharply into period-end.

Portfolio Specifics

The Fund benefited from exposure to convertible bonds, while equity holdings generally finished lower over the trailing twelve-month period.

In the equity sleeve, relative underperformance results versus the Russell 1000 Value Index were due to negative stock selection and sector allocation. Selection was positive across the health care and industrials sectors; however, these gains were overwhelmed by holdings in the consumer staples and real estate sectors that failed to keep pace with benchmark shares. Underweight exposures in real estate and utilities, as well as overweight positions across energy and industrials, dampened relative performance results over the reporting period. Conversely, being overweight the information technology and health care sectors boosted trailing twelve-month returns.

In the convertible sleeve, sectors that contributed positively to relative performance included financials, consumer staples and utilities. On the other hand, the energy, industrials and health care sectors pressured relative performance.

In the options sleeve, many option positions expired below strike and the portfolio was able to retain the set premiums.

Outlook

US investors endured a rocky 2018 – the third down year in a decade – as monetary policy

8 Annual Report | January 31, 2019

Fund Insights

AllianzGI Diversified Income & Convertible Fund/

AllianzGI Equity & Convertible Income Fund/

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (unaudited) (continued)

worldwide diverged, political uncertainty escalated and trade tensions flared. In the US, negative market returns took place amidst accelerated economic growth, fueled by tax cuts and increased government spending, while growth once again outpaced their value counterparts. Many of last year’s burdens on performance – including trade tensions and political uncertainty – appear poised to increase market volatility in 2019. Furthermore, with the Fed in a quantitative tightening regime, we believe that debt-laden companies buoyed by low interest rates and a generally improving economy face real challenges as investors once more appreciate the appeal of “safer” assets.

To be sure, we do not foresee a recession in the US over the next 12 months; however we do believe volatility will remain somewhat elevated in this later cycle environment. With peak growth rates likely in the rear view mirror, market participants must determine how to position their investments for the prospects of decelerating economic and earnings growth. As slower growth can exacerbate market reactions to uncertainty, we continue to favor higher-quality companies that pay dividends to help dampen market swings. Rather than passively accepting market returns – particularly as reduced liquidity and less monetary stimulus filter into the markets – we favor an active approach and use a disciplined, valuation-based fundamental process to identify portfolio candidates.

In fact, the 2018 market correction may signal an important shift in US equities. For the first time since 2013, the number of “inexpensive” stocks trading at less than 15x last twelve months’ earnings exceeded the number of “expensive” stocks trading at more than 25x last twelve months’ earnings. More specifically, certain sectors and industries appear especially attractive from a potential risk/reward perspective. For example, the last time we saw industrials underperform the S&P 500 Index by this magnitude (almost 900 basis points in 2018), industrials outperformed the market by double digits over the forward two-year period. We believe our portfolios are positioned to take advantage of these discounts and dislocations in the market to benefit our clients over the long term.

While equity markets are not known for their predictability, looking to the past may offer forward-looking insight. According to Barron’s, the 20-year rolling compound annual growth rate (CAGR) for the S&P 500 Index since 1928 is 10.7%. The 20-year period ended 2018 – which includes this past decade’s long bull market – has returned 5.6%. Given that the S&P 500 Index is near a statistical low within the current 20-year range, we believe that a reversion to the mean could bode well for equity investors over the next ten+ years. We recommend actively allocating to higher-quality, dividend-paying equities that trade at favorable valuations to help investors capture these potential gains in the coming investment environment.

January 31, 2019 | Annual Report 9

Performance & Statistics

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	3.89%	0.77%
Commencement of Operations (5/27/15) to 1/31/19	5.40%	7.04%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (5/27/15) to 1/31/19	Market Price	$21.29
	NAV(2)	$22.05
NAV	Discount to NAV	-3.45%
Market Price	Market Price Yield(3)	9.41%
	Leverage Ratio(4)	31.60%

	Investment Allocation (as a % of total investments, before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current (declared February 1, 2019) monthly dividend per common share (comprised of net investment income and net capital gains, if any) by the market price per common share at January 31, 2019.

(4) Represents Mandatory Redeemable Preferred Shares, Senior Secured Notes and amounts drawn under the short-term margin loan facility (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

10 Annual Report | January 31, 2019

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

January 31, 2019 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	-0.25%	-1.87%
5 Year	9.74%	7.60%
10 Year	12.38%	12.35%
Commencement of Operations (2/27/07) to 1/31/19	6.28%	6.76%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/27/07) to 1/31/19	Market Price	$20.52
	NAV(2)	$22.53
NAV	Discount to NAV	-8.92%
Market Price	Market Price Yield(3)	7.41%

	Investment Allocation (as a % of total investments, before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at January 31, 2019.

January 31, 2019 | Annual Report 11

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	-5.42%	-5.97%
5 Year	1.23%	2.60%
10 Year	8.27%	7.98%
Commencement of Operations (2/28/05) to 1/31/19	3.61%	4.28%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/28/05) to 1/31/19	Market Price	$11.90
	NAV(2)	$13.52
NAV	Discount to NAV	-11.98%
Market Price	Market Price Yield(3)	6.00%

	Investment Allocation (as a % of total investments, before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at January 31, 2019.

12 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019

Principal Amount (000s)		Value
Convertible Bonds & Notes – 68.2%
	Aerospace & Defense – 0.4%
$595	Aerojet Rocketdyne Holdings, Inc., 2.25%, 12/15/23 (g)	$967,701
	Apparel & Textiles – 0.2%
930	Iconix Brand Group, Inc., 5.75%, 8/15/23 (g)	409,014
	Auto Manufacturers – 1.9%
1,750	Navistar International Corp., 4.75%, 4/15/19 (g)	1,756,573
	Tesla, Inc. (g),
925	0.25%, 3/1/19	925,363
1,315	2.375%, 3/15/22	1,525,308
		4,207,244
	Biotechnology – 5.8%
400	Amicus Therapeutics, Inc., 3.00%, 12/15/23 (a)(b)(g)	846,750
	BioMarin Pharmaceutical, Inc. (g),
2,095	0.599%, 8/1/24	2,233,909
210	1.50%, 10/15/20	254,060
1,335	Exact Sciences Corp., 1.00%, 1/15/25 (g)	1,854,156
	Illumina, Inc.,
2,350	zero coupon, 8/15/23 (a)(b)	2,387,172
215	0.50%, 6/15/21 (g)	273,209
850	Insmed, Inc., 1.75%, 1/15/25	771,928
1,365	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	1,353,349
1,135	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23 (a)(b)	966,035
885	Medicines Co., 2.75%, 7/15/23 (g)	700,671
325	Novavax, Inc., 3.75%, 2/1/23 (g)	222,067
1,185	PTC Therapeutics, Inc., 3.00%, 8/15/22 (g)	1,180,058
175	Retrophin, Inc., 2.50%, 9/15/25	155,312
		13,198,676
	Commercial Services – 1.8%
1,065	Euronet Worldwide, Inc., 1.50%, 10/1/44 (g)	1,703,334
2,090	Square, Inc., 0.50%, 5/15/23 (a)(b)(g)	2,472,435
		4,175,769
	Computers – 2.6%
1,440	Lumentum Holdings, Inc., 0.25%, 3/15/24 (g)	1,549,548
1,275	Nutanix, Inc., zero coupon, 1/15/23 (a)(b)(g)	1,590,012
1,455	Pure Storage, Inc., 0.125%, 4/15/23 (a)(b)(g)	1,422,882
1,235	Rapid7, Inc., 1.25%, 8/1/23 (a)(b)(g)	1,458,072
		6,020,514
	Diversified Financial Services – 0.6%
530	LendingTree, Inc., 0.625%, 6/1/22 (g)	811,867
675	PRA Group, Inc., 3.00%, 8/1/20 (g)	649,108
		1,460,975
	Electric Utilities – 1.0%
1,985	NRG Energy, Inc., 2.75%, 6/1/48 (a)(b)(g)	2,215,500

January 31, 2019 | Annual Report 13

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Electrical Equipment – 0.7%
	SunPower Corp. (g),
$1,115	0.875%, 6/1/21	$869,700
1,035	4.00%, 1/15/23	817,650
		1,687,350
	Electronics – 0.8%
485	II-VI, Inc., 0.25%, 9/1/22	514,488
1,245	OSI Systems, Inc., 1.25%, 9/1/22 (g)	1,290,299
		1,804,787
	Energy-Alternate Sources – 0.3%
730	NextEra Energy Partners L.P., 1.50%, 9/15/20 (a)(b)	695,699
3,615	SunEdison, Inc., 3.375%, 6/1/25 (a)(b)(c)	83,506
		779,205
	Entertainment – 0.9%
1,990	Live Nation Entertainment, Inc., 2.50%, 3/15/23 (a)(b)(g)	2,148,559
	Equity Real Estate Investment Trusts (REITs) – 0.4%
765	Extra Space Storage L.P., 3.125%, 10/1/35 (a)(b)(g)	873,891
	Healthcare-Products – 2.7%
1,420	CONMED Corp., 2.625%, 2/1/24 (a)(b)	1,454,026
1,300	Insulet Corp., 1.375%, 11/15/24 (a)(b)(g)	1,424,673
2,924	Wright Medical Group, Inc., 1.625%, 6/15/23 (a)(b)(g)	3,161,037
		6,039,736
	Healthcare-Services – 2.4%
545	Anthem, Inc., 2.75%, 10/15/42 (g)	2,278,788
245	Molina Healthcare, Inc., 1.125%, 1/15/20	802,189
1,625	Teladoc Health, Inc., 1.375%, 5/15/25 (a)(b)(g)	2,284,141
		5,365,118
	Insurance – 0.3%
775	AXA S.A., 7.25%, 5/15/21 (a)(b)(g)	734,603
	Internet – 9.6%
1,695	Boingo Wireless, Inc., 1.00%, 10/1/23 (a)(b)(g)	1,521,213
	Booking Holdings, Inc.,
940	0.35%, 6/15/20	1,340,227
1,325	0.90%, 9/15/21 (g)	1,502,622
810	Etsy, Inc., zero coupon, 3/1/23 (a)(b)(g)	1,318,781
840	FireEye, Inc., 0.875%, 6/1/24 (a)(b)	880,469
1,325	IAC FinanceCo., Inc., 0.875%, 10/1/22 (a)(b)(g)	1,966,291
725	Okta, Inc., 0.25%, 2/15/23 (a)(b)(g)	1,310,437
1,890	Palo Alto Networks, Inc., 0.75%, 7/1/23 (a)(b)(g)	1,975,347
1,235	RingCentral, Inc., zero coupon, 3/15/23 (a)(b)(g)	1,588,508
920	Twilio, Inc., 0.25%, 6/1/23 (a)(b)(g)	1,560,671
2,685	Twitter, Inc., 0.25%, 6/15/24 (a)(b)(g)	2,501,467
1,065	Wayfair, Inc., 1.125%, 11/1/24 (a)(b)(g)	1,227,060
1,910	Wix.com Ltd., zero coupon, 7/1/23 (a)(b)(g)	1,986,939
845	Zendesk, Inc., 0.25%, 3/15/23 (a)(b)	1,063,016
		21,743,048

14 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Iron/Steel – 0.2%
$345	Cleveland-Cliffs, Inc., 1.50%, 1/15/25	$495,506
	Lodging – 0.6%
935	Caesars Entertainment Corp., 5.00%, 10/1/24 (g)	1,381,892
	Machinery-Diversified – 0.9%
1,420	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)(g)	1,960,381
	Media – 4.2%
	DISH Network Corp. (g),
910	2.375%, 3/15/24	756,005
2,115	3.375%, 8/15/26	1,801,980
	Liberty Media Corp. (g),
1,335	1.00%, 1/30/23	1,409,189
3,050	2.125%, 3/31/48 (a)(b)	2,952,781
1,535	2.25%, 12/1/48 (a)(b)	1,584,507
305	World Wrestling Entertainment, Inc., 3.375%, 12/15/23 (a)(b)(g)	1,020,987
		9,525,449
	Oil, Gas & Consumable Fuels – 3.0%
1,890	Chesapeake Energy Corp., 5.50%, 9/15/26	1,685,103
1,570	Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (g)	1,226,952
2,620	Nabors Industries, Inc., 0.75%, 1/15/24 (g)	1,768,500
1,175	Oasis Petroleum, Inc., 2.625%, 9/15/23 (g)	1,113,313
950	Transocean, Inc., 0.50%, 1/30/23 (g)	1,038,618
		6,832,486
	Pharmaceuticals – 5.6%
330	Array BioPharma, Inc., 2.625%, 12/1/24 (a)(b)	475,167
2,110	DexCom, Inc., 0.75%, 12/1/23 (a)(b)	2,339,463
2,390	Herbalife Nutrition Ltd., 2.625%, 3/15/24 (a)(b)(g)	2,709,333
2,330	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (g)	2,439,398
505	Neurocrine Biosciences, Inc., 2.25%, 5/15/24 (g)	685,939
915	Sarepta Therapeutics, Inc., 1.50%, 11/15/24	1,875,933
1,270	Supernus Pharmaceuticals, Inc., 0.625%, 4/1/23 (a)(b)(g)	1,259,681
960	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26, Ser. C (g)	891,572
		12,676,486
	Pipelines – 0.9%
2,640	Cheniere Energy, Inc., 4.25%, 3/15/45 (g)	1,976,700
	Retail – 1.1%
2,520	RH, zero coupon, 6/15/23 (a)(b)(g)	2,399,985
	Semiconductors – 7.7%
820	Advanced Micro Devices, Inc., 2.125%, 9/1/26 (g)	2,566,726
2,020	Cree, Inc., 0.875%, 9/1/23 (a)(b)(g)	2,164,773
1,770	Cypress Semiconductor Corp., 2.00%, 2/1/23	1,739,531
855	Inphi Corp., 1.125%, 12/1/20	995,882
390	Intel Corp., 3.25%, 8/1/39	895,540
3,550	Microchip Technology, Inc., 1.625%, 2/15/27 (g)	3,807,375
1,600	Micron Technology, Inc., 3.00%, 11/15/43, Ser. G (g)	2,111,126

January 31, 2019 | Annual Report 15

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Semiconductors (continued)
$185	Novellus Systems, Inc., 2.625%, 5/15/41	$962,293
1,160	ON Semiconductor Corp., 1.625%, 10/15/23	1,404,891
905	Synaptics, Inc., 0.50%, 6/15/22 (g)	812,328
		17,460,465
	Software – 9.5%
1,150	Akamai Technologies, Inc., 0.125%, 5/1/25 (a)(b)(g)	1,100,420
795	Alteryx, Inc., 0.50%, 6/1/23 (a)(b)	1,383,822
1,700	Atlassian, Inc., 0.625%, 5/1/23 (a)(b)(g)	2,307,750
550	Avaya Holdings Corp., 2.25%, 6/15/23 (a)(b)	501,647
920	Benefitfocus, Inc., 1.25%, 12/15/23 (a)(b)	1,127,254
525	Citrix Systems, Inc., 0.50%, 4/15/19	748,650
2,150	DocuSign, Inc., 0.50%, 9/15/23 (a)(b)(g)	2,166,125
1,755	Envestnet, Inc., 1.75%, 6/1/23 (a)(b)(g)	1,843,233
720	Five9, Inc., 0.125%, 5/1/23 (a)(b)(g)	988,200
940	MongoDB, Inc., 0.75%, 6/15/24 (a)(b)(g)	1,402,566
1,645	New Relic, Inc., 0.50%, 5/1/23 (a)(b)(g)	1,887,787
525	RealPage, Inc., 1.50%, 11/15/22 (g)	756,459
1,085	ServiceNow, Inc., zero coupon, 6/1/22 (g)	1,816,975
1,580	Splunk, Inc., 1.125%, 9/15/25 (a)(b)(g)	1,706,354
1,355	Workday, Inc., 0.25%, 10/1/22 (g)	1,838,358
		21,575,600
	Telecommunications – 1.7%
2,025	GCI Liberty, Inc., 1.75%, 9/30/46 (a)(b)(g)	2,169,196
1,695	Viavi Solutions, Inc., 1.00%, 3/1/24 (g)	1,780,362
		3,949,558
	Transportation – 0.4%
945	Air Transport Services Group, Inc., 1.125%, 10/15/24	936,144
Total Convertible Bonds & Notes (cost-$153,084,654)		155,002,342

Shares
Common Stock – 34.5%
	Aerospace & Defense – 0.9%
3,900	Boeing Co.	1,503,918
2,600	Raytheon Co. (g)	428,376
		1,932,294
	Automobiles – 0.3%
72,600	Ford Motor Co. (g)	638,880
	Banks – 1.3%
42,300	Bank of America Corp.	1,204,281
4,911	CCF Holdings LLC (d)(f)	–
5,357	CCF Holdings LLC L.P. (d)(f)	1
17,000	JPMorgan Chase & Co.	1,759,500
		2,963,782

16 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Shares		Value
	Beverages – 0.4%
9,000	PepsiCo, Inc.	$1,014,030
	Biotechnology – 1.8%
13,200	AbbVie, Inc.	1,059,828
1,900	Biogen, Inc. (i)	634,182
15,200	Gilead Sciences, Inc. (g)	1,064,152
7,100	Vertex Pharmaceuticals, Inc. (g)(i)	1,355,461
		4,113,623
	Building Products – 0.3%
17,452	Johnson Controls International PLC	589,354
	Chemicals – 0.5%
16,600	Chemours Co.	593,450
11,400	DowDuPont, Inc.	613,434
		1,206,884
	Construction & Engineering – 0.2%
15,300	Fluor Corp. (g)	559,521
	Diversified Telecommunication Services – 0.0%
32,499	Frontier Communications Corp. (i)	64,998
	Electronic Equipment, Instruments & Components – 0.3%
7,000	Amphenol Corp., Class A (g)	615,440
	Energy Equipment & Services – 0.4%
9,200	National Oilwell Varco, Inc.	271,216
12,800	Schlumberger Ltd. (g)	565,888
		837,104
	Entertainment – 1.6%
3,200	Netflix, Inc. (g)(i)	1,086,400
8,900	Take-Two Interactive Software, Inc. (g)(i)	939,395
13,500	Walt Disney Co. (g)	1,505,520
		3,531,315
	Food & Staples Retailing – 1.6%
6,800	Costco Wholesale Corp. (g)	1,459,484
32,900	Kroger Co. (g)	932,057
16,700	Walgreens Boots Alliance, Inc. (g)	1,206,742
		3,598,283
	Healthcare Equipment & Supplies – 1.6%
1,600	Align Technology, Inc. (i)	398,320
14,600	Baxter International, Inc. (g)	1,058,354
22,500	Boston Scientific Corp. (g)(i)	858,375
2,600	Intuitive Surgical, Inc. (g)(i)	1,361,464
		3,676,513
	Healthcare Providers & Services – 1.5%
3,500	Laboratory Corp. of America Holdings (i)	487,725
9,300	McKesson Corp. (g)	1,192,725
6,600	UnitedHealth Group, Inc.	1,783,320
		3,463,770

January 31, 2019 | Annual Report 17

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Shares		Value
	Hotels, Restaurants & Leisure – 1.2%
6,800	McDonald’s Corp. (g)	$1,215,704
14,900	Starbucks Corp. (g)	1,015,286
3,700	Wynn Resorts Ltd.	455,137
		2,686,127
	Household Durables – 0.4%
21,700	DR Horton, Inc.	834,365
	Industrial Conglomerates – 0.6%
3,500	3M Co. (g)	701,050
4,200	Honeywell International, Inc.	603,246
		1,304,296
	Insurance – 0.3%
11,400	Progressive Corp.	767,106
	Interactive Media & Services – 1.8%
2,200	Alphabet, Inc., Class A (g)(i)	2,476,958
9,100	Facebook, Inc., Class A (i)	1,516,879
		3,993,837
	Internet & Direct Marketing Retail – 1.6%
6,800	Alibaba Group Holding Ltd., ADR (g)(i)	1,145,732
1,400	Amazon.com, Inc. (g)(i)	2,406,222
		3,551,954
	IT Services – 2.2%
4,500	Fiserv, Inc. (i)	373,185
6,000	International Business Machines Corp. (g)	806,520
14,900	PayPal Holdings, Inc. (g)(i)	1,322,524
16,400	Visa, Inc., Class A (g)	2,214,164
4,600	Worldpay, Inc., Class A (i)	384,008
		5,100,401
	Machinery – 1.1%
13,300	Caterpillar, Inc.	1,771,028
5,000	Deere & Co. (g)	820,000
		2,591,028
	Media – 0.5%
31,500	Comcast Corp., Class A	1,151,955
13,574	LiveStyle, Inc. (d)(f)(i)(k)	1
		1,151,956
	Multi-Line Retail – 0.6%
19,600	Target Corp. (g)	1,430,800
	Oil, Gas & Consumable Fuels – 0.9%
14,900	Occidental Petroleum Corp.	995,022
60,184	Southwestern Energy Co. (i)	263,004
9,500	Valero Energy Corp. (g)	834,290
		2,092,316

18 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Shares		Value
	Pharmaceuticals – 1.4%
10,000	Allergan PLC	$1,439,800
16,200	Bristol-Myers Squibb Co.	799,794
2,400	Merck & Co., Inc.	178,632
43,950	Teva Pharmaceutical Industries Ltd., ADR (i)	872,408
		3,290,634
	Road & Rail – 0.8%
10,800	Union Pacific Corp. (g)	1,717,956
	Semiconductors & Semiconductor Equipment – 2.9%
6,200	Broadcom, Inc. (g)	1,663,150
23,000	Intel Corp. (g)	1,083,760
25,300	Micron Technology, Inc. (i)	966,966
6,400	NVIDIA Corp.	920,000
12,900	QUALCOMM, Inc. (g)	638,808
13,500	Texas Instruments, Inc.	1,359,180
		6,631,864
	Software – 3.2%
6,300	Adobe, Inc. (g)(i)	1,561,266
3,800	Intuit, Inc.	820,116
21,300	Microsoft Corp. (g)	2,224,359
11,700	Salesforce.com, Inc. (i)	1,778,049
4,500	ServiceNow, Inc. (i)	990,090
		7,373,880
	Specialty Retail – 0.8%
9,400	Home Depot, Inc.	1,725,182
	Technology Hardware, Storage & Peripherals – 1.3%
11,300	Apple, Inc.	1,880,772
15,600	NetApp, Inc.	994,812
		2,875,584
	Textiles, Apparel & Luxury Goods – 0.2%
5,300	NIKE, Inc., Class B (g)	433,964
Total Common Stock (cost-$97,494,598)		78,359,041

Principal Amount (000s)
Corporate Bonds & Notes – 28.9%
	Aerospace & Defense – 0.4%
$1,000	TransDigm, Inc., 6.50%, 5/15/25 (g)	973,750
	Auto Manufacturers – 0.4%
435	Navistar International Corp., 6.625%, 11/1/25 (a)(b)(g)	437,175
515	Tesla, Inc., 5.30%, 8/15/25 (a)(b)	458,350
		895,525

January 31, 2019 | Annual Report 19

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Banks – 0.3%
$680	Royal Bank of Scotland Group PLC, 5.125%, 5/28/24 (g)	$684,112
	Building Materials – 0.2%
565	Builders FirstSource, Inc., 5.625%, 9/1/24 (a)(b)(g)	540,987
	Chemicals – 1.5%
1,000	Chemours Co., 7.00%, 5/15/25 (g)	1,046,250
305	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)(g)	298,900
810	Platform Specialty Products Corp., 6.50%, 2/1/22 (a)(b)(g)	823,162
85	Trinseo Materials Operating SCA, 5.375%, 9/1/25 (a)(b)(g)	77,376
500	Tronox Finance PLC, 5.75%, 10/1/25 (a)(b)(g)	434,375
720	Tronox, Inc., 6.50%, 4/15/26 (a)(b)(g)	632,700
		3,312,763
	Commercial Services – 1.4%
190	Cardtronics, Inc., 5.50%, 5/1/25 (a)(b)(g)	182,163
350	Cenveo Corp., 6.00%, 5/15/24 (cost-$425,338; purchased 12/14/15) (a)(b)(c)(d)(f)(h)	19,250
300	Gartner, Inc., 5.125%, 4/1/25 (a)(b)(g)	299,250
475	Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)(g)	517,750
915	RR Donnelley & Sons Co., 6.00%, 4/1/24 (g)	909,281
	United Rentals North America, Inc. (g),
185	4.625%, 10/15/25	177,970
1,000	5.50%, 7/15/25	1,015,000
		3,120,664
	Computers – 0.5%
520	Dell International LLC, 7.125%, 6/15/24 (a)(b)(g)	548,802
500	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)(g)	487,500
		1,036,302
	Distribution/Wholesale – 0.5%
495	H&E Equipment Services, Inc., 5.625%, 9/1/25 (g)	485,719
365	KAR Auction Services, Inc., 5.125%, 6/1/25 (a)(b)(g)	353,532
365	Univar USA, Inc., 6.75%, 7/15/23 (a)(b)(g)	376,862
		1,216,113
	Diversified Financial Services – 2.3%
1,600	CCF Holdings LLC, PIK 10.75%, 10.75%,12/15/23, (a)(b)(d)(f)	780,069
1,500	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (a)(b)	1,501,875
1,000	International Lease Finance Corp., 8.25%, 12/15/20 (g)	1,076,479
1,000	Springleaf Finance Corp., 8.25%, 10/1/23	1,080,000
700	Travelport Corporate Finance PLC, 6.00%, 3/15/26 (a)(b)(g)	721,000
		5,159,423
	Electric Utilities – 0.8%
1,000	NRG Energy, Inc., 6.25%, 5/1/24 (g)	1,038,750
1,000	Talen Energy Supply LLC, 6.50%, 6/1/25 (g)	790,000
		1,828,750
	Electrical Equipment – 0.3%
750	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(b)	774,637

20 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Electronics – 0.2%
$400	Sensata Technologies BV, 5.625%, 11/1/24 (a)(b)(g)	$416,500
	Engineering & Construction – 0.4%
500	AECOM, 5.875%, 10/15/24 (g)	522,375
435	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)(g)	431,311
		953,686
	Entertainment – 1.6%
885	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27 (g)	792,075
	Cedar Fair L.P. (g),
750	5.375%, 6/1/24	757,500
190	5.375%, 4/15/27	190,713
665	Eldorado Resorts, Inc., 6.00%, 9/15/26 (a)(b)	666,662
1,000	Scientific Games International, Inc., 5.00%, 10/15/25 (a)(b)(g)	950,300
205	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(b)	208,649
		3,565,899
	Equity Real Estate Investment Trusts (REITs) – 0.1%
	CyrusOne L.P. (g),
210	5.00%, 3/15/24	211,838
60	5.375%, 3/15/27	60,225
		272,063
	Food & Beverage – 0.2%
495	Post Holdings, Inc., 5.75%, 3/1/27 (a)(b)(g)	487,481
	Food Service – 0.2%
390	Aramark Services, Inc., 5.00%, 2/1/28 (a)(b)(g)	381,712
	Gas Utilities – 0.1%
235	AmeriGas Partners L.P., 5.875%, 8/20/26 (g)	232,721
	Healthcare-Products – 0.1%
260	Hill-Rom Holdings, Inc., 5.00%, 2/15/25 (a)(b)(g)	260,650
	Healthcare-Services – 1.9%
1,000	Community Health Systems, Inc., 6.875%, 2/1/22 (g)	573,450
800	DaVita, Inc., 5.125%, 7/15/24 (g)	790,240
750	Encompass Health Corp., 5.75%, 11/1/24 (g)	761,250
1,000	HCA, Inc., 7.50%, 2/15/22 (g)	1,097,500
1,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (g)	1,048,750
		4,271,190
	Home Builders – 0.6%
365	Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)(b)(g)	367,281
1,000	KB Home, 8.00%, 3/15/20 (g)	1,043,750
		1,411,031
	Internet – 0.2%
305	Symantec Corp., 5.00%, 4/15/25 (a)(b)(g)	304,359
90	Zayo Group LLC, 5.75%, 1/15/27 (a)(b)(g)	87,182
		391,541
	Iron/Steel – 0.0%
35	AK Steel Corp., 7.00%, 3/15/27	28,613

January 31, 2019 | Annual Report 21

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Lodging – 0.9%
$1,000	MGM Resorts International, 6.625%, 12/15/21 (g)	$1,058,700
1,000	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)(g)	972,500
		2,031,200
	Machinery-Construction & Mining – 0.1%
360	Terex Corp., 5.625%, 2/1/25 (a)(b)(g)	348,750
	Machinery-Diversified – 0.1%
250	Tennant Co., 5.625%, 5/1/25 (g)	248,125
	Media – 2.5%
1,000	Cablevision Systems Corp., 8.00%, 4/15/20 (g)	1,042,500
	CCO Holdings LLC (g),
125	5.125%, 5/1/27 (a)(b)	121,250
300	5.50%, 5/1/26 (a)(b)	300,000
500	5.75%, 1/15/24	511,250
1,000	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22, Ser. B (g)	1,027,500
1,000	CSC Holdings LLC, 7.75%, 7/15/25 (a)(b)	1,050,000
750	DISH DBS Corp., 5.875%, 7/15/22 (g)	715,312
440	Meredith Corp., 6.875%, 2/1/26 (a)(b)(g)	454,300
500	Nexstar Broadcasting, Inc., 5.875%, 11/15/22 (g)	507,650
		5,729,762
	Metal Fabricate/Hardware – 0.1%
270	Park-Ohio Industries, Inc., 6.625%, 4/15/27 (g)	263,925
	Mining – 0.8%
305	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(b)(g)	319,231
695	Constellium NV, 6.625%, 3/1/25 (a)(b)(g)	693,263
560	Freeport-McMoRan, Inc., 3.55%, 3/1/22 (g)	543,200
	Hudbay Minerals, Inc. (a)(b)(g),
80	7.25%, 1/15/23	82,800
270	7.625%, 1/15/25	278,775
		1,917,269
	Miscellaneous Manufacturing – 0.1%
285	Koppers, Inc., 6.00%, 2/15/25 (a)(b)(g)	254,363
	Oil, Gas & Consumable Fuels – 2.5%
250	Callon Petroleum Co., 6.125%, 10/1/24 (g)	252,500
560	Calumet Specialty Products Partners L.P., 6.50%, 4/15/21 (g)	526,400
1,000	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (g)	995,000
1,000	Chesapeake Energy Corp., 6.625%, 8/15/20 (g)	1,012,500
1,000	CVR Refining LLC, 6.50%, 11/1/22 (g)	1,007,500
1,000	Ensco PLC, 7.75%, 2/1/26 (g)	808,125
500	Noble Holding International Ltd., 7.75%, 1/15/24 (g)	422,500
	Sunoco L.P. (g),
300	5.50%, 2/15/26	296,997
170	5.875%, 3/15/28	166,387
320	Transocean, Inc., 7.50%, 1/15/26 (a)(b)(g)	306,000
		5,793,909

22 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Pharmaceuticals – 1.1%
$1,000	Bausch Health Cos., Inc., 6.125%, 4/15/25 (a)(b)(g)	$947,500
615	Endo Finance LLC, 5.375%, 1/15/23 (a)(b)(g)	505,069
1,000	Horizon Pharma USA, Inc., 6.625%, 5/1/23 (g)	1,001,250
		2,453,819
	Pipelines – 0.3%
	Targa Resources Partners L.P. (a)(b),
335	6.50%, 7/15/27	345,682
230	6.875%, 1/15/29	239,908
		585,590
	Real Estate – 0.8%
500	Equinix, Inc., 5.375%, 1/1/22 (g)	508,750
1,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24 (g)	982,800
360	Uniti Group L.P., 8.25%, 10/15/23 (g)	334,800
		1,826,350
	Retail – 0.8%
1,000	Conn’s, Inc., 7.25%, 7/15/22 (g)	950,000
300	L Brands, Inc., 6.875%, 11/1/35 (g)	258,750
56	Men’s Wearhouse, Inc., 7.00%, 7/1/22 (g)	56,490
1,000	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)(g)	455,000
		1,720,240
	Semiconductors – 0.7%
1,000	Amkor Technology, Inc., 6.375%, 10/1/22 (g)	1,012,500
500	Qorvo, Inc., 7.00%, 12/1/25 (g)	534,375
		1,546,875
	Software – 0.9%
800	Camelot Finance S.A., 7.875%, 10/15/24 (a)(b)(g)	834,000
1,000	MSCI, Inc., 5.375%, 5/15/27 (a)(b)(g)	1,025,000
230	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)(g)	193,200
		2,052,200
	Telecommunications – 2.9%
700	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (g)	711,375
800	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)(g)	694,000
1,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (g)	920,000
700	Frontier Communications Corp., 10.50%, 9/15/22 (g)	501,813
355	GTT Communications, Inc., 7.875%, 12/31/24 (a)(b)(g)	314,175
1,000	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (g)	1,062,500
500	Level 3 Financing, Inc., 5.375%, 5/1/25 (g)	495,000
365	Sprint Corp., 7.625%, 3/1/26 (g)	380,056
1,000	T-Mobile USA, Inc., 4.75%, 2/1/28 (g)	962,500
1,080	Windstream Services LLC, 6.375%, 8/1/23 (a)(b)(g)	529,200
		6,570,619
	Transportation – 0.1%
150	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)(g)	153,750
Total Corporate Bonds & Notes (cost-$69,865,559)		65,712,859

January 31, 2019 | Annual Report 23

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Shares		Value
Convertible Preferred Stock – 10.0%
	Banks – 3.3%
3,085	Bank of America Corp., 7.25%, Ser. L (e)	$3,989,399
2,835	Wells Fargo & Co., 7.50%, Ser. L (e)(g)	3,635,037
		7,624,436
	Chemicals – 0.8%
34,750	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	1,880,323
	Electric Utilities – 1.7%
21,050	CenterPoint Energy, Inc., 7.00%, 9/1/21, Ser. B	1,135,647
45,260	NextEra Energy, Inc., 6.123%, 9/1/19 (g)	2,684,371
		3,820,018
	Electronics – 0.6%
1,425	Fortive Corp., 5.00%, 7/1/21, Ser. A (g)	1,393,142
	Equity Real Estate Investment Trusts (REITs) – 1.2%
2,535	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A (g)	2,777,501
	Hand/Machine Tools – 0.3%
7,595	Stanley Black & Decker, Inc., 5.375%, 5/15/20 (g)	710,231
	Healthcare-Products – 1.1%
39,780	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A (g)	2,473,242
	Insurance – 0.7%
15,105	Assurant, Inc., 6.50%, 3/15/21, Ser. D (g)	1,574,999
	Investment Companies – 0.3%
3,310	Mandatory Exchangeable Trust, 5.75%, 6/1/19 (a)(b)	626,169
Total Convertible Preferred Stock (cost-$22,694,676)		22,880,061
Preferred Stock (a)(d)(f)(i)(k) – 0.5%
	Media – 0.5%
532	LiveStyle, Inc., Ser. A	72,379
11,500	LiveStyle, Inc., Ser. B	1,101,240
1,250	LiveStyle, Inc., Ser. B	12
Total Preferred Stock (cost-$2,429,842)		1,173,631

Units
Warrants (a)(d)(f)(i)(k) – 0.0%
	Media – 0.0%
3,000	LiveStyle, Inc., expires 11/30/21, Ser. C (cost-$0)	–

24 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
Repurchase Agreements – 3.4%
$7,621	State Street Bank and Trust Co., dated 1/31/19, 0.50%, due 2/1/19, proceeds $7,621,106; collateralized by U.S. Treasury Notes, 2.625%, due 3/31/25, valued at $7,775,654 including accrued interest (cost-$7,621,000)	$7,621,000
Total Investments, before options written (cost-$353,190,329) – 145.5%		330,748,934
Total Options Written – (0.0)% (premiums received-$60,287) (i)(j)(l)		(64,319)
Total Investments, net of options written (cost-$353,130,042) – 145.5%		330,684,615
Other liabilities in excess of other assets – (45.5)%		(103,364,555)
Net Assets – 100.0%		$227,320,060

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $110,615,922, representing 48.7% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $109,442,291, representing 48.1% of net assets.

(c)          In default.

(d)         Fair-Valued–Securities with an aggregate value of $1,972,952, representing 0.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

(f)           Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)          All or partial amount segregated for the benefit of the counterparty as collateral for options written and long-term and short-term loan financing.

(h)         Restricted. The cost of such security is $425,338. The value is $19,250, representing less than 0.05% of net assets.

(i)             Non-income producing.

(j)            Exchange traded-Chicago Board Options Exchange.

(k)         A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.5% of net assets.

(l)             Exchange traded option contracts outstanding at January 31, 2019:

Options written contracts outstanding at January 31, 2019:

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
3M Co.	220.00	USD	2/15/19	(15)	$(1,500)	$(75)	$(719)	$644
Adobe, Inc.	265.00	USD	2/15/19	(38)	(3,800)	(1,938)	(2,825)	887
Alibaba Group Holding Ltd.	200.00	USD	2/15/19	(35)	(3,500)	(87)	(385)	298
Alphabet, Inc.	1,250.00	USD	2/15/19	(10)	(1,000)	(2,125)	(3,876)	1,751
Amazon.com, Inc.	1,950.00	USD	2/15/19	(3)	(300)	(1,200)	(1,656)	456
Amphenol Corp.	90.00	USD	2/15/19	(10)	(1,000)	(550)	(510)	(40)

January 31, 2019 | Annual Report 25

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Boeing Co.	395.00	USD	2/15/19	(25)	$(2,500)	$(7,350)	$(3,449)	$(3,901)
Boston Scientific Corp.	42.00	USD	3/15/19	(55)	(5,500)	(1,540)	(1,156)	(384)
Broadcom, Inc.	290.00	USD	2/15/19	(35)	(3,500)	(1,400)	(1,737)	337
Costco Wholesale Corp.	225.00	USD	2/15/19	(33)	(3,300)	(1,271)	(1,398)	127
Deere & Co.	172.50	USD	2/15/19	(30)	(3,000)	(5,550)	(2,786)	(2,764)
Intel Corp.	55.00	USD	2/15/19	(140)	(14,000)	(70)	(2,270)	2,200
Intuitive Surgical, Inc.	580.00	USD	2/15/19	(11)	(1,100)	(330)	(3,334)	3,004
McDonald’s Corp.	197.50	USD	2/15/19	(40)	(4,000)	(120)	(2,134)	2,014
Microsoft Corp.	115.00	USD	2/15/19	(105)	(10,500)	(367)	(3,179)	2,812
Netflix, Inc.	420.00	USD	2/15/19	(16)	(1,600)	(160)	(4,516)	4,356
NIKE, Inc.	85.00	USD	2/15/19	(25)	(2,500)	(838)	(724)	(114)
PayPal Holdings, Inc.	100.00	USD	2/15/19	(100)	(10,000)	(250)	(3,891)	3,641
ServiceNow, Inc.	210.00	USD	2/15/19	(25)	(2,500)	(32,250)	(1,886)	(30,364)
Starbucks Corp.	71.00	USD	2/15/19	(90)	(9,000)	(1,485)	(1,526)	41
Take-Two Interactive Software, Inc.	135.00	USD	2/15/19	(53)	(5,300)	(795)	(3,677)	2,882
Union Pacific Corp.	167.50	USD	2/15/19	(65)	(6,500)	(1,398)	(2,573)	1,175
Vertex Pharmaceuticals, Inc.	210.00	USD	2/15/19	(30)	(3,000)	(2,250)	(3,813)	1,563
Visa, Inc.	147.00	USD	2/15/19	(80)	(8,000)	(320)	(3,744)	3,424
Walt Disney Co.	120.00	USD	2/15/19	(80)	(8,000)	(600)	(2,523)	1,923
Total options written contracts						$(64,319)	$(60,287)	$(4,032)

(m) Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/19
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$155,002,342	$–	$155,002,342
Common Stock:
Banks	2,963,781	–	1	2,963,782
Media	1,151,955	–	1	1,151,956
All Other	74,243,303	–	–	74,243,303
Corporate Bonds & Notes:
Commercial Services	–	3,101,414	19,250	3,120,664
Diversified Financial Services	–	4,379,354	780,069	5,159,423
All Other	–	57,432,772	–	57,432,772
Convertible Preferred Stock:
Electronics	–	1,393,142	–	1,393,142
Equity Real Estate Investment Trusts (REITs)	–	2,777,501	–	2,777,501
Hand/Machine Tools	–	710,231	–	710,231
Healthcare-Products	–	2,473,242	–	2,473,242
Investment Companies	–	626,169	–	626,169
All Other	14,899,776	–	–	14,899,776

26 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/19
Preferred Stock	$–	$–	$1,173,631	$1,173,631
Repurchase Agreements	–	7,621,000	–	7,621,000
	93,258,815	235,517,167	1,972,952	330,748,934
Investments in Securities – Liabilities
Options Written:
Market Price	(64,319)	–	–	(64,319)
Totals	$93,194,496	$235,517,167	$1,972,952	$330,684,615

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2019, was as follows:

	Beginning Balance 1/31/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 1/31/19
Investments in Securities – Assets
Convertible Bonds & Notes:
Energy-Alternate Sources	$81,337	$–		$(2,486)†	$(114)	$–	$4,769	$–	$(83,506)	$–
Common Stock:
Banks	–	–	†	–	–	–	1	–	–	1
Media	1	–		–	–	–	–	–	–	1
Corporate Bonds & Notes:
Commercial Services	–	460,572	†	–	(35,234)	–	(406,088)	–	–	19,250
Diversified Financial Services	–	1,409,808	†	–	3,404	–	(633,143)	–	–	780,069
Convertible Preferred Stock:
Equity Real Estate Investment Trusts (REITs)	1,911,225	931,415		(63,464)	–	1,327	(3,002)	–	(2,777,501)	–
Preferred Stock	1,274,413	–		(97,458)	–	27,460	(30,784)	–	–	1,173,631
Warrants	1,643	–		– ††	–	(10,113)	8,470	–	–	–
Totals	$3,268,619	$2,801,795		$(163,408)	$(31,944)	$18,674	$(1,059,777)	$–	$(2,861,007)	$1,972,952

*                 Transferred out of Level 3 and into Level 2. This transfer was a result of securities with an evaluated mean price at January 31, 2019, which was not available at January 31, 2018.

†                 Issued or removed via corporate action.

††          Removed from accounting records as worthless.

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

January 31, 2019 | Annual Report 27

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2019 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2019:

	Ending Balance at 1/31/19	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets
Preferred Stock:	$1,173,619	Market and Company Comparables	EV Multiples Illiquidity Discount	0.65x (0.14x – 1.22x) 25%
Corporate Bonds & Notes:
Diversified Financial Services	$780,069	Market and Company Comparables	Implied Price	$48.74

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2019, was $(1,068,411). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(n) The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2019:

Location	Market Price
Liability derivatives:
Options written, at value	$(64,319)

The effect of derivatives on the Fund’s Statements of Operations for the year ended January 31, 2019:

Location	Market Price
Net realized gain on:
Options written	$402,977
Net change in unrealized appreciation/depreciation of:
Options written	$19,671

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2019 was 1,311 call options written contracts.

Glossary:

ADR           -  American Depositary Receipt

PIK                 -  Payment-in-Kind

REIT        -  Real Estate Investment Trust

28 Annual Report | January 31, 2019 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2019

Shares		Value
Common Stock – 62.3%
	Aerospace & Defense – 1.9%
20,600	Boeing Co.	$7,943,772
22,000	Raytheon Co.	3,624,720
		11,568,492
	Automobiles – 0.3%
245,100	Ford Motor Co.	2,156,880
	Banks – 2.5%
223,500	Bank of America Corp.	6,363,045
90,100	JPMorgan Chase & Co.	9,325,350
		15,688,395
	Beverages – 0.8%
45,800	PepsiCo, Inc.	5,160,286
	Biotechnology – 3.1%
36,700	AbbVie, Inc.	2,946,643
9,700	Biogen, Inc. (i)	3,237,666
91,000	Gilead Sciences, Inc.	6,370,910
36,900	Vertex Pharmaceuticals, Inc. (g)(i)	7,044,579
		19,599,798
	Building Products – 0.3%
61,244	Johnson Controls International PLC	2,068,210
	Chemicals – 0.6%
46,400	Chemours Co.	1,658,800
43,600	DowDuPont, Inc.	2,346,116
		4,004,916
	Construction & Engineering – 0.1%
13,000	Fluor Corp.	475,410
	Electronic Equipment, Instruments & Components – 0.5%
36,400	Amphenol Corp., Class A (g)	3,200,288
	Energy Equipment & Services – 0.6%
53,600	National Oilwell Varco, Inc.	1,580,128
53,900	Schlumberger Ltd.	2,382,919
		3,963,047
	Entertainment – 3.1%
16,900	Netflix, Inc. (g)(i)	5,737,550
51,400	Take-Two Interactive Software, Inc. (g)(i)	5,425,270
74,600	Walt Disney Co. (g)	8,319,392
		19,482,212
	Food & Staples Retailing – 2.6%
34,500	Costco Wholesale Corp. (g)	7,404,735
182,400	Kroger Co.	5,167,392
46,200	Walgreens Boots Alliance, Inc.	3,338,412
		15,910,539

January 31, 2019 | Annual Report 29

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2019 (continued)

Shares		Value
	Healthcare Equipment & Supplies – 3.4%
13,200	Align Technology, Inc. (i)	$3,286,140
75,900	Baxter International, Inc.	5,501,991
146,400	Boston Scientific Corp. (g)(i)	5,585,160
12,700	Intuitive Surgical, Inc. (g)(i)	6,650,228
		21,023,519
	Healthcare Providers & Services – 2.4%
12,000	Laboratory Corp. of America Holdings (i)	1,672,200
24,400	McKesson Corp.	3,129,300
37,000	UnitedHealth Group, Inc.	9,997,400
		14,798,900
	Hotels, Restaurants & Leisure – 2.1%
35,100	McDonald’s Corp. (g)	6,275,178
78,100	Starbucks Corp. (g)	5,321,734
11,000	Wynn Resorts Ltd.	1,353,110
		12,950,022
	Household Durables – 0.7%
111,900	DR Horton, Inc.	4,302,555
	Industrial Conglomerates – 1.1%
17,800	3M Co. (g)	3,565,340
22,200	Honeywell International, Inc.	3,188,586
		6,753,926
	Insurance – 0.7%
60,000	Progressive Corp.	4,037,400
	Interactive Media & Services – 3.3%
11,200	Alphabet, Inc., Class A (g)(i)	12,609,968
47,400	Facebook, Inc., Class A (i)	7,901,106
		20,511,074
	Internet & Direct Marketing Retail – 3.2%
44,800	Alibaba Group Holding Ltd., ADR (g)(i)	7,548,352
7,400	Amazon.com, Inc. (g)(i)	12,718,602
		20,266,954
	IT Services – 4.8%
24,100	Fiserv, Inc. (i)	1,998,613
37,200	International Business Machines Corp.	5,000,424
77,500	PayPal Holdings, Inc. (g)(i)	6,878,900
96,000	Visa, Inc., Class A (g)	12,960,960
34,200	Worldpay, Inc., Class A (i)	2,855,016
		29,693,913
	Machinery – 2.2%
59,400	Caterpillar, Inc.	7,909,704
34,000	Deere & Co. (g)	5,576,000
		13,485,704

30 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2019 (continued)

Shares		Value
	Media – 0.9%
158,700	Comcast Corp., Class A	$5,803,659
	Multi-Line Retail – 1.2%
103,600	Target Corp.	7,562,800
	Oil, Gas & Consumable Fuels – 1.5%
77,900	Occidental Petroleum Corp.	5,202,162
49,700	Valero Energy Corp.	4,364,654
		9,566,816
	Pharmaceuticals – 1.1%
99,100	Bristol-Myers Squibb Co.	4,892,567
12,700	Merck & Co., Inc.	945,261
56,317	Teva Pharmaceutical Industries Ltd., ADR (i)	1,117,892
		6,955,720
	Road & Rail – 1.4%
53,700	Union Pacific Corp. (g)	8,542,059
	Semiconductors & Semiconductor Equipment – 5.5%
31,600	Broadcom, Inc. (g)	8,476,700
121,300	Intel Corp. (g)	5,715,656
139,000	Micron Technology, Inc. (i)	5,312,580
33,800	NVIDIA Corp.	4,858,750
77,700	QUALCOMM, Inc.	3,847,704
58,700	Texas Instruments, Inc. (g)	5,909,916
		34,121,306
	Software – 6.1%
33,500	Adobe, Inc. (g)(i)	8,301,970
20,100	Intuit, Inc.	4,337,982
116,500	Microsoft Corp. (g)	12,166,095
52,100	Salesforce.com, Inc. (i)	7,917,637
24,300	ServiceNow, Inc. (i)	5,346,486
		38,070,170
	Specialty Retail – 1.3%
44,700	Home Depot, Inc.	8,203,791
	Technology Hardware, Storage & Peripherals – 2.3%
64,700	Apple, Inc.	10,768,668
54,700	NetApp, Inc.	3,488,219
		14,256,887
	Textiles, Apparel & Luxury Goods – 0.7%
53,600	NIKE, Inc., Class B (g)	4,388,768
Total Common Stock (cost-$439,360,346)		388,574,416

January 31, 2019 | Annual Report 31

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 27.9%
	Auto Components – 0.3%
$1,725	Meritor, Inc., 3.25%, 10/15/37	$1,646,942
	Auto Manufacturers – 0.3%
1,390	Tesla, Inc., 2.375%, 3/15/22	1,612,303
	Biotechnology – 2.6%
	BioMarin Pharmaceutical, Inc.,
2,650	0.599%, 8/1/24	2,825,708
890	1.50%, 10/15/20	1,076,731
890	Exact Sciences Corp., 1.00%, 1/15/25	1,236,104
	Illumina, Inc.,
1,500	zero coupon, 8/15/23 (a)(b)	1,523,727
1,445	0.50%, 6/15/21	1,836,219
1,060	Insmed, Inc., 1.75%, 1/15/25	962,640
1,475	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	1,462,409
705	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	782,991
2,280	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23 (a)(b)	1,940,581
1,125	Medicines Co., 2.75%, 7/15/23	890,684
1,000	Omeros Corp., 6.25%, 11/15/23 (a)(b)	979,628
535	PTC Therapeutics, Inc., 3.00%, 8/15/22	532,769
		16,050,191
	Building Materials – 0.0%
160	Patrick Industries, Inc., 1.00%, 2/1/23 (a)(b)	133,500
	Commercial Services – 0.5%
2,480	Square, Inc., 0.50%, 5/15/23 (a)(b)	2,933,798
	Computers – 1.2%
2,380	Lumentum Holdings, Inc., 0.25%, 3/15/24	2,561,059
1,100	Nutanix, Inc., zero coupon, 1/15/23 (a)(b)	1,371,775
1,535	Pure Storage, Inc., 0.125%, 4/15/23 (a)(b)	1,501,116
2,125	Western Digital Corp., 1.50%, 2/1/24 (a)(b)	1,830,271
		7,264,221
	Diversified Financial Services – 1.0%
	Encore Capital Group, Inc.,
2,000	2.875%, 3/15/21	1,774,128
410	3.25%, 3/15/22	370,572
925	LendingTree, Inc., 0.625%, 6/1/22	1,416,937
2,765	PRA Group, Inc., 3.00%, 8/1/20	2,658,940
		6,220,577
	Electric Utilities – 0.2%
1,255	NRG Energy, Inc., 2.75%, 6/1/48 (a)(b)	1,400,732
	Electrical Equipment – 0.1%
1,155	SunPower Corp., 4.00%, 1/15/23	912,450
	Electronics – 0.4%
1,370	OSI Systems, Inc., 1.25%, 9/1/22	1,419,848

32 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Electronics (continued)
$910	Vishay Intertechnology, Inc., 2.25%, 6/15/25 (a)(b)	$846,540
		2,266,388
	Energy-Alternate Sources – 0.2%
	SunEdison, Inc. (a)(b)(c),
4,000	2.625%, 6/1/23	92,400
1,000	3.375%, 6/1/25	23,100
1,170	Tesla Energy Operations, Inc., 1.625%, 11/1/19	1,113,618
		1,229,118
	Engineering & Construction – 0.4%
1,545	Dycom Industries, Inc., 0.75%, 9/15/21	1,484,626
1,430	Tutor Perini Corp., 2.875%, 6/15/21	1,359,145
		2,843,771
	Entertainment – 0.4%
1,675	Live Nation Entertainment, Inc., 2.50%, 3/15/23 (a)(b)	1,808,461
1,050	Marriott Vacations Worldwide Corp., 1.50%, 9/15/22	991,142
		2,799,603
	Equity Real Estate Investment Trusts (REITs) – 0.8%
1,100	Apollo Commercial Real Estate Finance, Inc., 5.375%, 10/15/23	1,075,250
1,900	IH Merger Sub LLC, 3.50%, 1/15/22	2,078,790
2,000	Two Harbors Investment Corp., 6.25%, 1/15/22	2,014,566
		5,168,606
	Healthcare-Products – 1.1%
1,000	CONMED Corp., 2.625%, 2/1/24 (a)(b)	1,023,962
1,085	Insulet Corp., 1.375%, 11/15/24 (a)(b)	1,189,054
1,665	NuVasive, Inc., 2.25%, 3/15/21	1,786,586
2,925	Wright Medical Group, Inc., 1.625%, 6/15/23 (a)(b)	3,162,118
		7,161,720
	Healthcare-Services – 0.2%
810	Teladoc Health, Inc., 1.375%, 5/15/25 (a)(b)	1,138,556
	Insurance – 0.2%
1,035	AXA S.A., 7.25%, 5/15/21 (a)(b)	981,051
	Internet – 3.6%
	Booking Holdings, Inc.,
1,310	0.35%, 6/15/20	1,867,763
980	0.90%, 9/15/21	1,111,373
275	Etsy, Inc., zero coupon, 3/1/23 (a)(b)	447,734
	FireEye, Inc.,
940	0.875%, 6/1/24 (a)(b)	985,287
1,200	1.625%, 6/1/35, Ser. B	1,110,168
1,365	IAC FinanceCo., Inc., 0.875%, 10/1/22 (a)(b)	2,025,651
1,380	Liberty Expedia Holdings, Inc., 1.00%, 6/30/47 (a)(b)	1,340,586
1,150	MercadoLibre, Inc., 2.00%, 8/15/28 (a)(b)	1,196,681
1,000	Okta, Inc., 0.25%, 2/15/23 (a)(b)	1,807,500
3,040	Palo Alto Networks, Inc., 0.75%, 7/1/23 (a)(b)	3,177,277

January 31, 2019 | Annual Report 33

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Internet (continued)
$895	Twilio, Inc., 0.25%, 6/1/23 (a)(b)	$1,518,262
	Twitter, Inc.,
1,630	0.25%, 6/15/24 (a)(b)	1,518,581
1,100	1.00%, 9/15/21	1,028,362
1,770	Zendesk, Inc., 0.25%, 3/15/23 (a)(b)	2,226,672
1,260	Zillow Group, Inc., 2.00%, 12/1/21	1,281,828
		22,643,725
	Iron/Steel – 0.1%
530	Cleveland-Cliffs, Inc., 1.50%, 1/15/25	761,212
	Lodging – 0.3%
1,225	Caesars Entertainment Corp., 5.00%, 10/1/24	1,810,500
	Machinery-Diversified – 0.2%
925	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)	1,277,009
	Media – 1.8%
	DISH Network Corp.,
1,385	2.375%, 3/15/24	1,150,623
3,780	3.375%, 8/15/26	3,220,560
865	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)	974,894
	Liberty Media Corp.,
1,205	1.00%, 1/30/23	1,271,964
1,485	1.375%, 10/15/23	1,682,208
2,840	2.125%, 3/31/48 (a)(b)	2,749,475
		11,049,724
	Oil, Gas & Consumable Fuels – 1.0%
2,435	Chesapeake Energy Corp., 5.50%, 9/15/26	2,171,019
900	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	703,348
750	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	723,865
2,000	Nabors Industries, Inc., 0.75%, 1/15/24	1,350,000
200	Oil States International, Inc., 1.50%, 2/15/23 (a)(b)	175,573
950	Transocean, Inc., 0.50%, 1/30/23	1,038,618
		6,162,423
	Pharmaceuticals – 1.9%
1,825	DexCom, Inc., 0.75%, 12/1/23 (a)(b)	2,023,469
1,940	Herbalife Nutrition Ltd., 2.625%, 3/15/24 (a)(b)	2,199,207
1,000	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	1,046,952
	Jazz Investments I Ltd.,
1,285	1.50%, 8/15/24	1,193,247
1,900	1.875%, 8/15/21	1,868,796
1,040	Sarepta Therapeutics, Inc., 1.50%, 11/15/24	2,132,208
1,210	Supernus Pharmaceuticals, Inc., 0.625%, 4/1/23 (a)(b)	1,200,169
		11,664,048
	Pipelines – 0.5%
4,200	Cheniere Energy, Inc., 4.25%, 3/15/45	3,144,750

34 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Retail – 0.2%
$1,245	RH, zero coupon, 6/15/23 (a)(b)	$1,185,707
	Semiconductors – 3.6%
865	Advanced Micro Devices, Inc., 2.125%, 9/1/26	2,707,582
1,110	Cree, Inc., 0.875%, 9/1/23 (a)(b)	1,189,554
	Cypress Semiconductor Corp.,
1,185	2.00%, 2/1/23	1,164,601
265	4.50%, 1/15/22	324,814
1,135	Inphi Corp., 1.125%, 12/1/20	1,322,019
680	Intel Corp., 3.25%, 8/1/39	1,561,453
5,750	Microchip Technology, Inc., 1.625%, 2/15/27	6,166,875
	Micron Technology, Inc.,
95	2.125%, 2/15/33, Ser. F	331,457
1,925	3.00%, 11/15/43, Ser. G	2,539,949
45	Novellus Systems, Inc., 2.625%, 5/15/41	234,071
1,000	NXP Semiconductors NV, 1.00%, 12/1/19	1,032,716
1,590	ON Semiconductor Corp., 1.625%, 10/15/23	1,925,670
1,735	Synaptics, Inc., 0.50%, 6/15/22	1,557,336
870	Veeco Instruments, Inc., 2.70%, 1/15/23	718,081
		22,776,178
	Software – 3.6%
1,985	Akamai Technologies, Inc., 0.125%, 5/1/25 (a)(b)	1,899,421
665	Alteryx, Inc., 0.50%, 6/1/23 (a)(b)	1,157,536
1,260	Atlassian, Inc., 0.625%, 5/1/23 (a)(b)	1,710,450
905	Avaya Holdings Corp., 2.25%, 6/15/23 (a)(b)	825,438
1,500	DocuSign, Inc., 0.50%, 9/15/23 (a)(b)	1,511,250
1,080	Envestnet, Inc., 1.75%, 6/1/23 (a)(b)	1,134,297
	Evolent Health, Inc.,
1,250	1.50%, 10/15/25 (a)(b)	1,099,500
1,055	2.00%, 12/1/21	1,126,339
510	New Relic, Inc., 0.50%, 5/1/23 (a)(b)	585,271
	Nuance Communications, Inc.,
1,075	1.00%, 12/15/35	982,060
1,750	1.25%, 4/1/25	1,679,288
810	RealPage, Inc., 1.50%, 11/15/22	1,167,108
985	ServiceNow, Inc., zero coupon, 6/1/22	1,649,511
	Splunk, Inc. (a)(b),
1,955	0.50%, 9/15/23	2,085,741
605	1.125%, 9/15/25	653,382
2,170	Workday, Inc., 0.25%, 10/1/22	2,944,087
		22,210,679
	Telecommunications – 0.7%
1,470	Finisar Corp., 0.50%, 12/15/36	1,427,202
1,410	GDS Holdings Ltd., 2.00%, 6/1/25 (a)(b)	1,132,563

January 31, 2019 | Annual Report 35

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Telecommunications (continued)
$1,980	Viavi Solutions, Inc., 1.00%, 3/1/24	$2,079,715
		4,639,480
	Transportation – 0.5%
1,380	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	1,440,375
325	Echo Global Logistics, Inc., 2.50%, 5/1/20	321,140
1,125	Greenbrier Cos., Inc., 2.875%, 2/1/24	1,158,011
		2,919,526
Total Convertible Bonds & Notes (cost-$174,364,836)		174,008,488

Shares
Convertible Preferred Stock – 5.8%
	Banks – 1.6%
3,400	Bank of America Corp., 7.25%, Ser. L (e)	4,396,744
4,335	Wells Fargo & Co., 7.50%, Ser. L (e)	5,558,337
		9,955,081
	Chemicals – 0.3%
32,330	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	1,749,376
	Diversified Financial Services – 0.3%
36,000	AMG Capital Trust II, 5.15%, 10/15/37	1,777,198
	Electric Utilities – 1.1%
43,110	CenterPoint Energy, Inc., 7.00%, 9/1/21, Ser. B	2,325,784
50,000	NextEra Energy, Inc., 6.123%, 9/1/19	2,965,500
17,705	Sempra Energy, 6.00%, 1/15/21, Ser. A	1,776,343
		7,067,627
	Electronics – 0.3%
1,895	Fortive Corp., 5.00%, 7/1/21, Ser. A	1,852,635
	Equity Real Estate Investment Trusts (REITs) – 0.8%
2,510	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	2,750,109
32,170	Welltower, Inc., 6.50%, Ser. I (e)	2,203,967
		4,954,076
	Gas Utilities – 0.3%
42,965	South Jersey Industries, Inc., 7.25%, 4/15/21	2,110,441
	Hand/Machine Tools – 0.3%
19,595	Stanley Black & Decker, Inc., 5.375%, 5/15/20	1,832,387
	Healthcare-Products – 0.6%
56,110	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	3,488,527
	Metal Fabricate/Hardware – 0.2%
25,935	Rexnord Corp., 5.75%, 11/15/19, Ser. A	1,439,911
	Oil, Gas & Consumable Fuels – 0.0%
25,000	ATP Oil & Gas Corp., 8.00% (a)(b)(d)(e)(f)(h) (cost-$3,160,750; purchased 4/21/10)	2
8,860	Nabors Industries Ltd., 6.00%, 5/1/21	209,008
		209,010
Total Convertible Preferred Stock (cost-$38,111,936)		36,436,269

36 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 0.0%
	Oil, Gas & Consumable Fuels – 0.0%
$2,509	Cobalt International Energy, Inc., 7.75%, 12/1/23 (c)(d)(f) (cost-$1,153,307)	$175,630
Repurchase Agreements – 3.0%
18,494	State Street Bank and Trust Co., dated 1/31/19, 0.50%, due 2/1/19, proceeds $18,494,257; collateralized by U.S. Treasury Notes, 2.625%, due 3/31/25, valued at $18,867,099 including accrued interest (cost-$18,494,000)	18,494,000
Total Investments, before options written (cost-$671,484,425) – 99.0%		617,688,803
Total Options Written – (0.1)% (premiums received-$350,888) (i)(j)(k)		(363,640)
Total Investments, net of options written (cost-$671,133,537) – 98.9%		617,325,163
Other assets less other liabilities – 1.1%		6,989,434
Net Assets – 100.0%		$624,314,597

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $66,894,510, representing 10.7% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $66,894,510, representing 10.7% of net assets.

(c)          In default.

(d)         Fair-Valued–Securities with an aggregate value of $175,632, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

(f)           Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)          All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h)         Restricted. The cost of such security is $3,160,750. The value is $2, representing less than 0.05% of net assets.

(i)             Non-income producing.

(j)            Exchange traded-Chicago Board Options Exchange.

(k)         Exchange traded option contracts outstanding at January 31, 2019:

Options written contracts outstanding at January 31, 2019:

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
3M Co.	220.00	USD	2/15/19	(70)	$(7,000)	$(350)	$(3,358)	$3,008
Adobe, Inc.	265.00	USD	2/15/19	(200)	(20,000)	(10,200)	(14,867)	4,667
Alibaba Group Holding Ltd.	200.00	USD	2/15/19	(225)	(22,500)	(562)	(2,476)	1,914
Alphabet, Inc.	1,250.00	USD	2/15/19	(55)	(5,500)	(11,688)	(21,321)	9,633
Amazon.com, Inc.	1,950.00	USD	2/15/19	(20)	(2,000)	(8,000)	(11,039)	3,039
Amphenol Corp.	90.00	USD	2/15/19	(45)	(4,500)	(2,475)	(2,293)	(182)
Boeing Co.	395.00	USD	2/15/19	(125)	(12,500)	(36,750)	(17,245)	(19,505)
Boston Scientific Corp.	42.00	USD	3/15/19	(370)	(37,000)	(10,360)	(7,776)	(2,584)

January 31, 2019 | Annual Report 37

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2019 (continued)

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Broadcom, Inc.	290.00	USD	2/15/19	(190)	$(19,000)	$(7,600)	$(9,429)	$1,829
Costco Wholesale Corp.	225.00	USD	2/15/19	(175)	(17,500)	(6,738)	(7,409)	671
Deere & Co.	172.50	USD	2/15/19	(205)	(20,500)	(37,925)	(19,035)	(18,890)
Intel Corp.	55.00	USD	2/15/19	(725)	(72,500)	(362)	(11,756)	11,394
Intuitive Surgical, Inc.	580.00	USD	2/15/19	(48)	(4,800)	(1,440)	(14,554)	13,114
McDonald’s Corp.	197.50	USD	2/15/19	(210)	(21,000)	(630)	(11,205)	10,575
Microsoft Corp.	115.00	USD	2/15/19	(585)	(58,500)	(2,047)	(17,716)	15,669
Netflix, Inc.	420.00	USD	2/15/19	(85)	(8,500)	(850)	(23,993)	23,143
NIKE, Inc.	85.00	USD	2/15/19	(265)	(26,500)	(8,878)	(7,666)	(1,212)
PayPal Holdings, Inc.	100.00	USD	2/15/19	(530)	(53,000)	(1,325)	(20,625)	19,300
ServiceNow, Inc.	210.00	USD	2/15/19	(120)	(12,000)	(154,800)	(9,051)	(145,749)
Starbucks Corp.	71.00	USD	2/15/19	(465)	(46,500)	(7,673)	(7,885)	212
Take-Two Interactive Software, Inc.	135.00	USD	2/15/19	(310)	(31,000)	(4,650)	(21,506)	16,856
Texas Instruments, Inc.	104.00	USD	2/15/19	(420)	(42,000)	(24,990)	(20,985)	(4,005)
Union Pacific Corp.	167.50	USD	2/15/19	(320)	(32,000)	(6,880)	(12,667)	5,787
Vertex Pharmaceuticals, Inc.	210.00	USD	2/15/19	(150)	(15,000)	(11,250)	(19,004)	7,754
Visa, Inc.	147.00	USD	2/15/19	(470)	(47,000)	(1,880)	(21,994)	20,114
Walt Disney Co.	120.00	USD	2/15/19	(445)	(44,500)	(3,337)	(14,033)	10,696
Total options written contracts						$(363,640)	$(350,888)	$(12,752)

(l) Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/19
Investments in Securities – Assets
Common Stock	$388,574,416	$–	$–	$388,574,416
Convertible Bonds & Notes	–	174,008,488	–	174,008,488
Convertible Preferred Stock:
Diversified Financial Services	–	1,777,198	–	1,777,198
Electronics	–	1,852,635	–	1,852,635
Equity Real Estate Investment Trusts (REITs)	2,203,967	2,750,109	–	4,954,076
Gas Utilities	–	2,110,441	–	2,110,441
Hand/Machine Tools	–	1,832,387	–	1,832,387
Healthcare-Products	–	3,488,527	–	3,488,527
Oil, Gas & Consumable Fuels	209,008	–	2	209,010
All Other	20,211,995	–	–	20,211,995
Corporate Bonds & Notes	–	–	175,630	175,630
Repurchase Agreements	–	18,494,000	–	18,494,000
	411,199,386	206,313,785	175,632	617,688,803
Investments in Securities – Liabilities
Options Written:
Market Price	(363,640)	–	–	(363,640)
Totals	$410,835,746	$206,313,785	$175,632	$617,325,163

38 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2019 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2019, was as follows:

	Beginning Balance 1/31/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 1/31/19
Investments in Securities – Assets
Convertible Bonds & Notes:
Energy-Alternate Sources	$112,500	$–		$(3,430)†	$(1,749)	$–	$8,179	–	$(115,500)	$–
Convertible Preferred Stock:
Equity Real Estate Investment Trusts (REITs)	3,125,415	–		(277,531)	–	92	(97,867)	–	(2,750,109)	–
Oil, Gas & Consumable Fuels	2	–		–	–	–	–	–	–	2
Corporate Bonds & Notes:
Oil, Gas & Consumable Fuels	–	1,232,247	†	–	–	–	(1,056,617)	–	–	175,630
Totals	$3,237,917	$1,232,247		$(280,961)	$(1,749)	$92	$(1,146,305)	–	$(2,865,609)	$175,632

*                 Transferred out of Level 3 and into Level 2. This transfer was a result of securities with an evaluated mean price at January 31, 2019, which was not available at January 31, 2018.

†                 Issued or removed via corporate action.

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2019, was $(1,056,617). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(m) The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2019:

Location	Market Price
Liability derivatives:
Options written, at value	$(363,640)

The effect of derivatives on the Fund’s Statements of Operations for the year ended January 31, 2019:

Location	Market Price
Net realized gain on:
Options written	$2,005,577
Net change in unrealized appreciation/depreciation of:
Options written	$119,655

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2019 was 6,827 call options written contracts.

Glossary:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements | January 31, 2019 | Annual Report 39

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

Shares		Value
Common Stock – 70.6%
	Aerospace & Defense – 2.7%
58,897	Lockheed Martin Corp.	$17,061,872
143,680	United Technologies Corp.	16,964,298
		34,026,170
	Automobiles – 1.4%
449,700	General Motors Co.	17,547,294
	Banks – 10.2%
696,150	Bank of America Corp.	19,819,390
313,320	Citigroup, Inc.	20,196,607
532,500	Citizens Financial Group, Inc.	18,062,400
248,420	Comerica, Inc.	19,560,591
345,230	JPMorgan Chase & Co. (g)	35,731,305
339,400	U.S. Bancorp (g)	17,363,704
		130,733,997
	Biotechnology – 1.3%
89,003	Amgen, Inc.	16,653,351
	Capital Markets – 1.4%
423,710	Morgan Stanley (g)	17,922,933
	Chemicals – 0.7%
89,100	Celanese Corp.	8,532,216
	Commercial Services & Supplies – 0.1%
22,304	Stericycle, Inc. (i)	983,160
	Communications Equipment – 1.5%
396,680	Cisco Systems, Inc.	18,758,997
	Containers & Packaging – 0.8%
227,080	International Paper Co.	10,770,404
	Diversified Telecommunication Services – 2.7%
577,491	AT&T, Inc. (g)	17,359,379
146,729	Frontier Communications Corp. (i)	293,458
306,230	Verizon Communications, Inc.	16,861,024
		34,513,861
	Electric Utilities – 2.0%
102,910	Entergy Corp. (g)	9,178,543
351,777	Exelon Corp.	16,800,869
		25,979,412
	Electrical Equipment – 1.4%
231,350	Eaton Corp. PLC	17,640,438
	Entertainment – 1.4%
158,136	Walt Disney Co.	17,635,327
	Equity Real Estate Investment Trusts (REITs) – 1.3%
940,532	Host Hotels & Resorts, Inc.	16,986,008
	Food & Staples Retailing – 1.4%
185,120	Walmart, Inc. (g)	17,740,050

40 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (continued)

Shares		Value
	Food Products – 2.3%
493,564	Conagra Brands, Inc.	$10,680,725
402,710	Mondelez International, Inc., Class A	18,629,365
		29,310,090
	Healthcare Equipment & Supplies – 2.5%
233,530	Abbott Laboratories	17,043,020
175,460	Medtronic PLC	15,508,909
		32,551,929
	Healthcare Providers & Services – 2.5%
57,230	Anthem, Inc.	17,340,690
170,290	Quest Diagnostics, Inc. (g)	14,874,832
		32,215,522
	Industrial Conglomerates – 1.4%
121,840	Honeywell International, Inc. (g)	17,499,879
	Insurance – 4.2%
206,060	Allstate Corp.	18,106,492
393,950	MetLife, Inc. (g)	17,991,697
122,900	Reinsurance Group of America, Inc.	17,752,905
		53,851,094
	Media – 1.4%
485,633	Comcast Corp., Class A	17,759,599
	Multi-Line Retail – 1.3%
231,608	Target Corp.	16,907,384
	Multi-Utilities – 1.3%
311,100	Public Service Enterprise Group, Inc. (g)	16,970,505
	Oil, Gas & Consumable Fuels – 9.6%
262,520	ConocoPhillips	17,769,979
164,693	Kinder Morgan, Inc.	2,980,943
143,980	Magellan Midstream Partners L.P. (g)	8,847,571
252,439	Occidental Petroleum Corp.	16,857,876
576,160	Royal Dutch Shell PLC, Class A, ADR (g)	35,566,357
193,488	Southwestern Energy Co. (i)	845,542
304,030	Total S.A., ADR	16,639,562
235,400	TransCanada Corp.	10,009,208
160,580	Valero Energy Corp.	14,102,136
		123,619,174
	Pharmaceuticals – 5.8%
20,721	Allergan PLC	2,983,409
150,699	Eli Lilly & Co.	18,062,782
133,060	Johnson & Johnson	17,707,625
225,160	Merck & Co., Inc.	16,758,659
401,544	Pfizer, Inc. (g)	17,045,543
118,438	Teva Pharmaceutical Industries Ltd., ADR (i)	2,350,994
		74,909,012

January 31, 2019 | Annual Report 41

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (continued)

Shares		Value
	Road & Rail – 1.4%
174,160	Kansas City Southern	$18,417,420
	Semiconductors & Semiconductor Equipment – 2.0%
361,760	Intel Corp. (g)	17,046,131
84,160	KLA-Tencor Corp.	8,968,931
		26,015,062
	Software – 0.7%
180,500	Oracle Corp.	9,066,515
	Specialty Retail – 0.7%
153,931	Foot Locker, Inc.	8,603,204
	Technology Hardware, Storage & Peripherals – 2.5%
86,230	Apple, Inc. (g)	14,352,121
788,700	HP, Inc. (g)	17,375,061
		31,727,182
	Tobacco – 0.7%
178,150	Altria Group, Inc.	8,791,703
Total Common Stock (cost-$907,180,142)		904,638,892

Principal Amount (000s)
Convertible Bonds & Notes – 23.6%
	Auto Manufacturers – 0.2%
$2,485	Tesla, Inc., 2.375%, 3/15/22	2,882,426
	Biotechnology – 2.1%
	BioMarin Pharmaceutical, Inc.,
5,050	0.599%, 8/1/24	5,384,840
1,610	1.50%, 10/15/20	1,947,794
1,635	Exact Sciences Corp., 1.00%, 1/15/25	2,270,820
2,420	Illumina, Inc., 0.50%, 6/15/21	3,075,191
1,940	Insmed, Inc., 1.75%, 1/15/25	1,761,813
2,665	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	2,642,252
1,245	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	1,382,728
3,975	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23 (a)(b)	3,383,250
2,150	Medicines Co., 2.75%, 7/15/23	1,702,196
2,000	Omeros Corp., 6.25%, 11/15/23 (a)(b)	1,959,256
965	PTC Therapeutics, Inc., 3.00%, 8/15/22	960,975
		26,471,115
	Building Materials – 0.0%
290	Patrick Industries, Inc., 1.00%, 2/1/23 (a)(b)	241,969
	Commercial Services – 0.4%
4,400	Square, Inc., 0.50%, 5/15/23 (a)(b)	5,205,125
	Computers – 1.0%
4,215	Lumentum Holdings, Inc., 0.25%, 3/15/24	4,535,656
1,995	Nutanix, Inc., zero coupon, 1/15/23 (a)(b)	2,487,901

42 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Computers (continued)
$2,750	Pure Storage, Inc., 0.125%, 4/15/23 (a)(b)	$2,689,296
3,875	Western Digital Corp., 1.50%, 2/1/24 (a)(b)	3,337,553
		13,050,406
	Diversified Financial Services – 0.9%
5,000	Encore Capital Group, Inc., 2.875%, 3/15/21	4,435,320
1,670	LendingTree, Inc., 0.625%, 6/1/22	2,558,146
4,990	PRA Group, Inc., 3.00%, 8/1/20	4,798,594
		11,792,060
	Electric Utilities – 0.2%
2,270	NRG Energy, Inc., 2.75%, 6/1/48 (a)(b)	2,533,595
	Electrical Equipment – 0.1%
2,195	SunPower Corp., 4.00%, 1/15/23	1,734,050
	Electronics – 0.3%
2,530	OSI Systems, Inc., 1.25%, 9/1/22	2,622,054
1,590	Vishay Intertechnology, Inc., 2.25%, 6/15/25 (a)(b)	1,479,120
		4,101,174
	Energy-Alternate Sources – 0.2%
	SunEdison, Inc. (a)(b)(c),
2,915	2.625%, 6/1/23	67,337
3,820	3.375%, 6/1/25	88,242
2,205	Tesla Energy Operations, Inc., 1.625%, 11/1/19	2,098,741
		2,254,320
	Engineering & Construction – 0.4%
2,790	Dycom Industries, Inc., 0.75%, 9/15/21	2,680,975
2,570	Tutor Perini Corp., 2.875%, 6/15/21	2,442,659
		5,123,634
	Entertainment – 0.4%
3,025	Live Nation Entertainment, Inc., 2.50%, 3/15/23 (a)(b)	3,266,026
1,900	Marriott Vacations Worldwide Corp., 1.50%, 9/15/22	1,793,495
		5,059,521
	Equity Real Estate Investment Trusts (REITs) – 0.8%
2,000	Apollo Commercial Real Estate Finance, Inc., 5.375%, 10/15/23	1,955,000
3,600	IH Merger Sub LLC, 3.50%, 1/15/22	3,938,760
4,000	Two Harbors Investment Corp., 6.25%, 1/15/22	4,029,132
		9,922,892
	Healthcare-Products – 0.9%
1,945	Insulet Corp., 1.375%, 11/15/24 (a)(b)	2,131,530
3,135	NuVasive, Inc., 2.25%, 3/15/21	3,363,933
5,122	Wright Medical Group, Inc., 1.625%, 6/15/23 (a)(b)	5,537,220
		11,032,683
	Healthcare-Services – 0.2%
1,440	Teladoc Health, Inc., 1.375%, 5/15/25 (a)(b)	2,024,100
	Insurance – 0.1%
1,865	AXA S.A., 7.25%, 5/15/21 (a)(b)	1,767,787

January 31, 2019 | Annual Report 43

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Internet – 3.1%
	Booking Holdings, Inc.,
$2,370	0.35%, 6/15/20	$3,379,082
1,800	0.90%, 9/15/21	2,041,297
505	Etsy, Inc., zero coupon, 3/1/23 (a)(b)	822,203
	FireEye, Inc.,
1,700	0.875%, 6/1/24 (a)(b)	1,781,903
2,150	1.625%, 6/1/35, Ser. B	1,989,051
2,400	IAC FinanceCo., Inc., 0.875%, 10/1/22 (a)(b)	3,561,583
2,620	Liberty Expedia Holdings, Inc., 1.00%, 6/30/47 (a)(b)	2,545,170
2,100	MercadoLibre, Inc., 2.00%, 8/15/28 (a)(b)	2,185,243
1,800	Okta, Inc., 0.25%, 2/15/23 (a)(b)	3,253,500
5,420	Palo Alto Networks, Inc., 0.75%, 7/1/23 (a)(b)	5,664,751
1,615	Twilio, Inc., 0.25%, 6/1/23 (a)(b)	2,739,657
	Twitter, Inc.,
2,940	0.25%, 6/15/24 (a)(b)	2,739,036
2,150	1.00%, 9/15/21	2,009,979
2,240	Zendesk, Inc., 0.25%, 3/15/23 (a)(b)	2,817,936
2,240	Zillow Group, Inc., 2.00%, 12/1/21	2,278,806
		39,809,197
	Iron/Steel – 0.1%
	Cleveland-Cliffs, Inc., 1.50%, 1/15/25	1,328,531
	Lodging – 0.3%
2,130	Caesars Entertainment Corp., 5.00%, 10/1/24	3,148,053
	Machinery-Diversified – 0.2%
1,710	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)	2,360,741
	Media – 1.4%
	DISH Network Corp.,
2,300	2.375%, 3/15/24	1,910,782
6,545	3.375%, 8/15/26	5,576,340
1,600	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)	1,803,272
	Liberty Media Corp.,
2,295	1.00%, 1/30/23	2,422,538
2,815	1.375%, 10/15/23	3,188,832
3,625	2.125%, 3/31/48 (a)(b)	3,509,453
		18,411,217
	Oil, Gas & Consumable Fuels – 0.7%
4,240	Chesapeake Energy Corp., 5.50%, 9/15/26	3,780,337
1,600	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	1,250,397
600	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	579,092
2,000	Nabors Industries, Inc., 0.75%, 1/15/24	1,350,000
465	Oil States International, Inc., 1.50%, 2/15/23 (a)(b)	408,206
1,700	Transocean, Inc., 0.50%, 1/30/23	1,858,580
		9,226,612

44 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Pharmaceuticals – 1.7%
$3,175	DexCom, Inc., 0.75%, 12/1/23 (a)(b)	$3,520,281
850	Flexion Therapeutics, Inc., 3.375%, 5/1/24	772,729
3,455	Herbalife Nutrition Ltd., 2.625%, 3/15/24 (a)(b)	3,916,630
1,750	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	1,832,166
	Jazz Investments I Ltd.,
2,135	1.50%, 8/15/24	1,982,555
3,600	1.875%, 8/15/21	3,540,877
1,820	Sarepta Therapeutics, Inc., 1.50%, 11/15/24	3,731,364
1,790	Supernus Pharmaceuticals, Inc., 0.625%, 4/1/23 (a)(b)	1,775,456
885	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26, Ser. C	821,918
		21,893,976
	Pipelines – 0.4%
7,560	Cheniere Energy, Inc., 4.25%, 3/15/45	5,660,550
	Retail – 0.2%
2,260	RH, zero coupon, 6/15/23 (a)(b)	2,152,368
	Semiconductors – 3.2%
1,510	Advanced Micro Devices, Inc., 2.125%, 9/1/26	4,726,531
2,015	Cree, Inc., 0.875%, 9/1/23 (a)(b)	2,159,415
	Cypress Semiconductor Corp.,
2,215	2.00%, 2/1/23	2,176,871
335	4.50%, 1/15/22	410,615
2,025	Inphi Corp., 1.125%, 12/1/20	2,358,667
1,190	Intel Corp., 3.25%, 8/1/39	2,732,543
10,510	Microchip Technology, Inc., 1.625%, 2/15/27	11,271,975
	Micron Technology, Inc.,
170	2.125%, 2/15/33, Ser. F	593,133
3,375	3.00%, 11/15/43, Ser. G	4,453,157
70	Novellus Systems, Inc., 2.625%, 5/15/41	364,111
1,880	NXP Semiconductors NV, 1.00%, 12/1/19	1,941,506
2,910	ON Semiconductor Corp., 1.625%, 10/15/23	3,524,339
3,155	Synaptics, Inc., 0.50%, 6/15/22	2,831,928
1,605	Veeco Instruments, Inc., 2.70%, 1/15/23	1,324,735
		40,869,526
	Software – 3.1%
3,515	Akamai Technologies, Inc., 0.125%, 5/1/25 (a)(b)	3,363,458
1,175	Alteryx, Inc., 0.50%, 6/1/23 (a)(b)	2,045,271
2,240	Atlassian, Inc., 0.625%, 5/1/23 (a)(b)	3,040,800
1,635	Avaya Holdings Corp., 2.25%, 6/15/23 (a)(b)	1,491,261
2,700	DocuSign, Inc., 0.50%, 9/15/23 (a)(b)	2,720,250
1,920	Envestnet, Inc., 1.75%, 6/1/23 (a)(b)	2,016,528
	Evolent Health, Inc.,
2,220	1.50%, 10/15/25 (a)(b)	1,952,712
1,945	2.00%, 12/1/21	2,076,521
925	New Relic, Inc., 0.50%, 5/1/23 (a)(b)	1,061,522

January 31, 2019 | Annual Report 45

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (continued)

Principal Amount (000s)		Value
	Software (continued)
	Nuance Communications, Inc.,
$3,375	1.00%, 12/15/35	$3,083,211
1,950	1.25%, 4/1/25	1,871,206
1,440	RealPage, Inc., 1.50%, 11/15/22	2,074,858
1,745	ServiceNow, Inc., zero coupon, 6/1/22	2,922,231
	Splunk, Inc. (a)(b),
1,720	0.50%, 9/15/23	1,835,025
2,845	1.125%, 9/15/25	3,072,517
3,795	Workday, Inc., 0.25%, 10/1/22	5,148,760
		39,776,131
	Telecommunications – 0.6%
2,795	Finisar Corp., 0.50%, 12/15/36	2,713,626
1,475	GDS Holdings Ltd., 2.00%, 6/1/25 (a)(b)	1,184,773
3,770	Viavi Solutions, Inc., 1.00%, 3/1/24	3,959,861
		7,858,260
	Transportation – 0.4%
2,620	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	2,734,625
2,065	Greenbrier Cos., Inc., 2.875%, 2/1/24	2,125,593
		4,860,218
Total Convertible Bonds & Notes (cost-$303,317,673)		302,552,237

Shares
Convertible Preferred Stock – 5.2%
	Banks – 1.4%
6,005	Bank of America Corp., 7.25%, Ser. L (e)	7,765,426
7,680	Wells Fargo & Co., 7.50%, Ser. L (e)	9,847,296
		17,612,722
	Chemicals – 0.2%
58,415	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	3,160,836
	Diversified Financial Services – 0.2%
63,045	AMG Capital Trust II, 5.15%, 10/15/37	3,112,317
	Electric Utilities – 1.0%
75,035	CenterPoint Energy, Inc., 7.00%, 9/1/21, Ser. B	4,048,138
90,000	NextEra Energy, Inc., 6.123%, 9/1/19	5,337,900
32,295	Sempra Energy, 6.00%, 1/15/21, Ser. A	3,240,158
		12,626,196
	Electronic Equipment, Instruments & Components – 0.1%
19,650	Belden, Inc., 6.75%, 7/15/19	1,439,755
	Electronics – 0.3%
3,440	Fortive Corp., 5.00%, 7/1/21, Ser. A	3,363,094

46 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (continued)

Shares		Value
	Equity Real Estate Investment Trusts (REITs) – 0.7%
4,525	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	$4,957,867
61,055	Welltower, Inc., 6.50%, Ser. I (e)	4,182,878
		9,140,745
	Gas Utilities – 0.3%
78,185	South Jersey Industries, Inc., 7.25%, 4/15/21	3,840,447
	Hand/Machine Tools – 0.3%
37,185	Stanley Black & Decker, Inc., 5.375%, 5/15/20	3,477,281
	Healthcare-Products – 0.5%
99,605	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	6,192,742
	Metal Fabricate/Hardware – 0.2%
44,915	Rexnord Corp., 5.75%, 11/15/19, Ser. A	2,493,681
	Oil, Gas & Consumable Fuels – 0.0%
45,100	ATP Oil & Gas Corp., 8.00% (cost-$4,510,000; purchased 9/23/09) (a)(b)(d)(e)(f)(h)	4
15,975	Nabors Industries Ltd., 6.00%, 5/1/21	376,850
213,230	Sanchez Energy Corp., 6.50%, Ser. B (e)	168,452
		545,306
Total Convertible Preferred Stock (cost-$76,884,816)		67,005,122

Principal Amount (000s)
Corporate Bonds & Notes – 0.0%
	Oil, Gas & Consumable Fuels – 0.0%
$4,647	Cobalt International Energy, Inc., 7.75%, 12/1/23 (c)(d)(f) (cost-$1,873,021)	325,290
Repurchase Agreements – 0.8%
9,708	State Street Bank and Trust Co., dated 1/31/19, 0.50%, due 2/1/19, proceeds $9,708,135; collateralized by U.S. Treasury Notes, 2.625% due 3/31/25, valued at $9,911,935 including accrued interest (cost-$9,708,000)	9,708,000
Total Investments, before options written (cost-$1,298,963,652) – 100.2%		1,284,229,541
Total Options Written – (0.1)% (premiums received-$950,605) (i)(j)(k)		(1,004,787)
Total Investments, net of options written (cost-$1,298,013,047) – 100.1%		1,283,224,754
Other liabilities in excess of other assets – (0.1)%		(1,513,016)
Net Assets – 100.0%		$1,281,711,738

January 31, 2019 | Annual Report 47

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (continued)

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $111,700,232, representing 8.7% of net assets.
(b)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $111,700,232, representing 8.7% of net assets.

(c)	In default.
(d)	Fair-Valued–Securities with an aggregate value of $325,294, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(e)	Perpetual maturity. The date shown, if any, is the next call date.
(f)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for options written.
(h)	Restricted. The cost of such security is $4,510,000. The value is $4, representing less than 0.05% of net assets.
(i)	Non-income producing.
(j)	Exchange traded-Chicago Board Options Exchange.
(k)	Exchange traded option contracts outstanding at January 31, 2019:

Options written contracts outstanding at January 31, 2019:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Abbott Laboratories	72.50 USD	2/15/19	(934)	$(93,400)	$(133,095)	$(124,220)	$(8,875)
Amgen, Inc.	195.00 USD	3/15/19	(356)	(35,600)	(65,326)	(62,379)	(2,947)
Anthem, Inc.	310.00 USD	3/15/19	(200)	(20,000)	(104,000)	(83,994)	(20,006)
Apple, Inc.	165.00 USD	2/15/19	(195)	(19,500)	(74,100)	(30,225)	(43,875)
Bank of America Corp.	30.00 USD	2/8/19	(2,437)	(243,700)	(8,529)	(58,487)	49,958
ConocoPhillips	70.00 USD	2/15/19	(1,059)	(105,900)	(51,362)	(72,505)	21,143
General Motors Co.	40.00 USD	2/15/19	(1,800)	(180,000)	(121,500)	(97,299)	(24,201)
Johnson & Johnson	135.00 USD	2/15/19	(532)	(53,200)	(77,938)	(79,399)	1,461
JPMorgan Chase & Co.	107.00 USD	2/22/19	(881)	(88,100)	(44,050)	(72,663)	28,613
MetLife, Inc.	47.00 USD	2/15/19	(1,576)	(157,600)	(58,312)	(48,855)	(9,457)
Morgan Stanley	44.50 USD	2/15/19	(1,695)	(169,500)	(25,425)	(57,629)	32,204
Public Service Enterprise Group, Inc.	55.00 USD	3/15/19	(1,500)	(150,000)	(146,250)	(95,999)	(50,251)
Walmart, Inc.	100.00 USD	3/15/19	(650)	(65,000)	(94,900)	(66,951)	(27,949)
Total options written contracts					$(1,004,787)	$(950,605)	$(54,182)

(l)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/19
Investments in Securities – Assets
Common Stock	$904,638,892	$–	$–	$904,638,892
Convertible Bonds & Notes	–	302,552,237	–	302,552,237
Convertible Preferred Stock:
Diversified Financial Services	–	3,112,317	–	3,112,317
Electronics	–	3,363,094	–	3,363,094

48 Annual Report | January 31, 2019

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/19
Equity Real Estate Investment Trusts (REITs)	$4,182,878	$4,957,867	$–	$9,140,745
Gas Utilities	–	3,840,447	–	3,840,447
Hand/Machine Tools	–	3,477,281	–	3,477,281
Healthcare-Products	–	6,192,742	–	6,192,742
Oil, Gas & Consumable Fuels	376,850	168,452	4	545,306
All Other	37,333,190	–	–	37,333,190
Corporate Bonds & Notes	–	–	325,290	325,290
Repurchase Agreements	–	9,708,000	–	9,708,000
	946,531,810	337,372,437	325,294	1,284,229,541
Investments in Securities – Liabilities
Options Written:
Market Price	(1,004,787)	–	–	(1,004,787)
Totals	$945,527,023	$337,372,437	$325,294	$1,283,224,754

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2019, was as follows:

	Beginning Balance 1/31/18	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 1/31/19
Investments in Securities – Assets
Convertible Bonds & Notes:
Energy-Alternate Sources	$151,538	$–		$(4,624	)†	$(1,372)	$–	$10,037	–	$(155,579)	$–
Convertible Preferred Stock:
Equity Real Estate Investment Trusts (REITs)	5,907,934	–		(750,362)		–	179	(199,884)	–	(4,957,867)	–
Oil, Gas & Consumable Fuels	4	–		–		–	–	–	–	–	4
Corporate Bonds & Notes:
Oil, Gas & Consumable Fuels	–	2,077,040	†	–		–	–	(1,751,750)	–	–	325,290
Warrants	4,345	–		–	††	–	–	(4,345)	–	–	–
Totals	$6,063,821	$2,077,040		$(754,986)		$(1,372)	$179	$(1,945,942)	–	$(5,113,446)	$325,294

*	Transferred out of Level 3 and into Level 2. This transfer was a result of securities with an evaluated mean price at January 31, 2019, which was not available at January 31, 2018.
†	Issued or removed via corporate action.
††	Removed from accounting records as worthless.

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

January 31, 2019 | Annual Report 49

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019 (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2019 was $(1,751,750). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(m)	The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2019:

Location	Market Price
Liability derivatives:
Options written, at value	$(1,004,787)

The effect of derivatives on the Fund’s Statements of Operations for the year ended January 31, 2019:

Location	Market Price
Net realized gain on:
Options written	$1,780,648
Net change in unrealized appreciation/depreciation of:
Options written	$2,553,550

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2019 was 18,820 call options written contracts.

Glossary:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

50 Annual Report | January 31, 2019 | See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Assets:
Investments, at value (cost-$353,190,329, $671,484,425 and $1,298,963,652, respectively)	$330,748,934	$617,688,803	$1,284,229,541
Cash	2,074,100	6,869,502	–
Receivable for investments sold	4,402,967	8,719,010	7,230,740
Interest and dividends receivable	1,919,791	1,208,348	2,877,269
Investments in Affiliated Funds- Trustees Deferred Compensation Plan (see Note 4)	37,381	93,067	203,962
Prepaid expenses and other assets	16,937	9,727	17,598
Total Assets	339,200,110	634,588,457	1,294,559,110

Liabilities:
Loan payable (See Note 7 and Note 8)	75,000,000	–	–
Payable for investments purchased	3,577,184	8,705,182	10,403,922
Dividends payable to common shareholders	1,722,001	–	–
Loan interest payable	808,215	–	–
Investment management fees payable	264,890	494,245	916,605
Interest payable on dividends to mandatory redeemable preferred shareholders	99,610	–	–
Call options written, at value (premiums received- $60,287, $350,888 and $950,605, respectively)	64,319	363,640	1,004,787
Trustees Deferred Compensation Plan payable (see Note 4)	37,381	93,067	203,962
Payable to custodian for cash overdraft	–	–	29,810
Accrued expenses	306,450	617,726	288,286
Mandatory redeemable preferred shares (see Note 7)	30,000,000	–	–
Total Liabilities	111,880,050	10,273,860	12,847,372
Net Assets Applicable to Common Shareholders	$227,320,060	$624,314,597	$1,281,711,738

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$103	$277	$948
Paid-in-capital in excess of par	251,326,599	671,079,307	1,309,832,336
Total distributable earnings (loss)	(24,006,642)	(46,764,987)	(28,121,546)
Net Assets Applicable to Common Shareholders	$227,320,060	$624,314,597	$1,281,711,738
Common Shares Issued and Outstanding	10,311,385	27,708,965	94,801,581
Net Asset Value Per Common Share	$22.05	$22.53	$13.52

See accompanying Notes to Financial Statements | January 31, 2019 | Annual Report 51

Statements of Operations

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Year ended January 31, 2019

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Investment Income:
Interest	$7,055,386	$3,223,700	$5,619,863
Dividends (net of foreign withholding taxes of $0, $9,837 and $464,725, respectively)	2,620,725	9,468,582	32,618,391
Miscellaneous	9,155	–	5,444
Total Investment Income	9,685,266	12,692,282	38,243,698

Expenses:
Investment management	3,401,158	6,482,221	12,192,532
Loan interest	2,814,273	–	–
Interest on dividends to mandatory redeemable preferred shareholders	1,294,886	–	–
Excise Tax	140,115	446,474	–
Audit and tax services	92,909	88,877	106,403
Legal	65,617	35,696	70,796
Custodian and accounting agent	59,612	113,303	176,372
Shareholder communications	41,857	62,130	97,955
Transfer agent	31,200	25,112	25,107
Trustees	15,748	43,759	90,846
New York Stock Exchange listing	12,500	14,201	48,586
Insurance	10,641	19,758	38,233
Miscellaneous	18,264	1,481	3,681
Total Expenses	7,998,780	7,333,012	12,850,511

Net Investment Income	1,686,486	5,359,270	25,393,187

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	13,764,261	48,252,983	53,422,808
Call options written	402,977	2,005,577	1,780,648
Foreign currency transactions	–	–	5,433
Net change in unrealized appreciation/depreciation of:
Investments	(14,168,574)	(68,548,191)	(168,707,843)
Call options written	19,671	119,655	2,553,550
Foreign currency transactions	–	1,457	–
Net realized and change in unrealized gain (loss)	18,335	(18,168,519)	(110,945,404)

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$1,704,821	$(12,809,249)	$(85,552,217)

52 Annual Report | January 31, 2019 | See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Diversified Income & Convertible Fund

	Year ended January 31, 2019	Year ended January 31, 2018
Investment Operations:
Net investment income	$1,686,486	$2,983,622
Net realized gain	14,167,238	21,579,721
Net change in unrealized appreciation/depreciation	(14,148,903)	19,560,672
Net increase in net assets resulting from investment operations	1,704,821	44,124,015

Dividends and Distributions to Common Shareholders from:
Net investment income	–	(4,515,790)
Net realized capital gains	–	(16,075,250)
Total distributions paid*	(20,618,674)	–
Total dividends and distributions to common shareholders	(20,618,674)	(20,591,040)

Common Share Transactions:
Reinvestment of dividends and distributions	851,890	–
Total increase (decrease) in net assets	(18,061,963)	23,532,975

Net Assets:
Beginning of year	245,382,023	221,849,048
End of year**	$227,320,060	$245,382,023

Shares Activity:
Shares outstanding, beginning of year	10,274,970	10,274,970
Shares reinvested	36,415	–
Shares outstanding, end of year	10,311,385	10,274,970

–            May reflect actual amounts rounding to less than $1.

*            Distributions from net investment income and net realized capital gains are combined for the year ended January 31, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended January 31, 2018 have not been reclassified to conform to the current year presentation.

**     Net Assets–End of year includes dividends in excess of net investment income of $(3,068,596) as of January 31, 2018.

See accompanying Notes to Financial Statements | January 31, 2019 | Annual Report 53

Statements of Changes in Net Assets

AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Equity & Convertible Income:
	Year ended January 31, 2019	Year ended January 31, 2018
Investment Operations:
Net investment income	$5,359,270	$11,124,921
Net realized gain	50,258,560	33,268,378
Net change in unrealized appreciation/depreciation	(68,427,079)	80,054,873
Net increase (decrease) in net assets resulting from investment operations	(12,809,249)	124,448,172

Dividends and Distributions to Shareholders from:
Net investment income	–	(11,985,450)
Net realized capital gains	–	(30,132,177)
Total distributions paid*	(42,117,627)	–
Total dividends and distributions to shareholders	(42,117,627)	(42,117,627)
Total increase (decrease) in net assets	(54,926,876)	82,330,545

Net Assets:
Beginning of year	679,241,473	596,910,928
End of year**	$624,314,597	$679,241,473

Dividend, Interest & Premium Strategy:
	Year ended January 31, 2019	Year ended January 31, 2018
Investment Operations:
Net investment income	$25,393,187	$28,108,553
Net realized gain	55,208,889	59,301,599
Net change in unrealized appreciation/depreciation	(166,154,293)	76,711,228
Net increase (decrease) in net assets resulting from investment operations	(85,552,217)	164,121,380

Dividends and Distributions to Shareholders from:
Net investment income	–	(28,416,813)
Return of capital	(17,583,924)	(78,234,965)
Total distributions paid*	(67,737,499)	–
Total dividends and distributions to shareholders	(85,321,423)	(106,651,778)
Total increase (decrease) in net assets	(170,873,640)	57,469,602

Net Assets:
Beginning of year	1,452,585,378	1,395,115,776
End of year**	$1,281,711,738	$1,452,585,378

–            May reflect actual amounts rounding to less than $1.

*            Distributions from net investment income and net realized capital gains are combined for the period ended January 31, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended January 31, 2018 have not been reclassified to conform to the current year presentation.

**     Net Assets–End of year includes dividends in excess of net investment income of $(762,644) for Equity & Convertible Income, and $(87,230) for NFJ Dividend, Interest & Premium Strategy as of January 31, 2018.

54 Annual Report | January 31, 2019 | See accompanying Notes to Financial Statements

Statement of Cash Flows*

AllianzGI Diversified Income & Convertible Fund

For the Year ended January 31, 2019
Increase(Decrease) in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$1,704,821

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(353,520,931)
Proceeds from sales of long-term investments	371,268,180
Sales of short-term portfolio investments, net	6,072,023
Net change in unrealized appreciation/depreciation	14,148,903
Net amortization/accretion on investments	(58,077)
Net realized gain	(14,167,238)
Decrease in payable for investments purchased	(5,569,548)
Proceeds from sale of written options	915,002
Payments to cover written options	(536,901)
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	(16,317)
Increase in Trustees Compensation Plan payable	16,317
Decrease in receivable for investments sold	4,089,108
Decrease in interest and dividends receivable	70,909
Increase in prepaid expenses	(1,135)
Decrease in investment management fees payable	(21,656)
Decrease in accrued expenses and other liabilities	(115,981)
Increase in loan interest payable	9,278
Net cash provided by operating activities	24,286,757

Cash Flows used for Financing Activities:
Decrease in payable to custodian for cash overdraft	(2,444,840)
Cash dividends paid	(19,767,817)
Net cash used for financing activities	(22,212,657)
Net increase in cash	2,074,100

Cash:
Beginning of year	–
End of year	$2,074,100

Noncash Investing and Financing Activities:
Noncash investing transactions – Conversions of convertible preferred stock	$4,489,808
Cash Paid for Interest	$2,804,995
Cash Paid for Interest on Dividends to Mandatory Redeemable Preferred Shares	$1,302,000

* A Statement of Cash Flows is not required for Equity & Convertible Income and Dividend, Interest & Premium Strategy.

See accompanying Notes to Financial Statements | January 31, 2019 | Annual Report 55

Financial Highlights

AllianzGI Diversified Income & Convertible Fund

For a common share outstanding throughout each period^:

	Year ended January 31, 2019		Year ended January 31, 2018		Year ended January 31, 2017		For the period May 27, 2015* through January 31, 2016
Net asset value, beginning of period	$23.88		$21.59		$18.91		$23.88
Investment Operations:
Net investment income (1)	0.16		0.29		0.39		0.18
Net realized and change in unrealized gain (loss)	0.01		4.00		4.21		(4.09)
Total from investment operations	0.17		4.29		4.60		(3.91)
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.95)		(0.44)		(0.51)		(0.62)
Net realized gains	(1.05)		(1.56)		(1.49)		(0.55)
Total dividends and distributions to common shareholders	(2.00)		(2.00)		(2.00)		(1.17)
Common Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–		–		–		(0.05)
Accretion to net asset value resulting from share repurchases	–		–		0.08		0.16
Net asset value, end of period	$22.05		$23.88		$21.59		$18.91
Market price, end of period	$21.29		$22.40		$19.49		$16.40
Total Investment Return (2)	3.89%		26.13%		32.56%		(30.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$227,320		$245,382		$221,849		$201,644
Ratio of expenses to average net assets, including interest expense (4)(5)	3.40	%(6)	3.36	%(6)	3.48	%(6)	3.26	%(3)
Ratio of expenses to average net assets, excluding interest expense (4)(5)	2.20	%(6)	2.26	%(6)	2.34	%(6)	2.56	%(3)
Ratio of net investment income to average net assets (5)	0.72	%(6)	1.30	%(6)	1.90	%(6)	1.24	%(3)
Mandatory redeemable preferred shares asset coverage per share	$214		$229		$209		$193
Portfolio turnover rate	105%		154%		196%		149%

^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(1)	Calculated on average common shares outstanding during the period.
(2)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(3)	Annualized.
(4)	Interest expense relates to participation in Senior Secured Notes and Margin Loan Financing (See Note 7 and Note 8).
(5)	Calculated on the basis of income and expenses applicable to both common and mandatory redeemable preferred shares relative to average net assets of common shareholders.
(6)	Inclusive of excise tax expense of 0.06%, 0.07% and 0.01% for the years ended January 31, 2019, January 31, 2018 and January 31, 2017, respectively.

56 Annual Report | January 31, 2019 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each year^:

	Year ended January 31,
	2019		2018	2017	2016		2015
Net asset value, beginning of year	$24.51		$21.54	$19.90	$22.13		$21.79
Investment Operations:
Net investment income (1)	0.19		0.40	0.41	0.47		0.53
Net realized and change in unrealized gain (loss)	(0.65)		4.09	2.75	(1.18)		1.13
Total from investment operations	(0.46)		4.49	3.16	(0.71)		1.66
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.93)		(0.43)	(0.54)	(0.41)		(0.63)
Net realized gains	(0.59)		(1.09)	(0.98)	(1.11)		(0.69)
Total dividends and distributions to shareholders	(1.52)		(1.52)	(1.52)	(1.52)		(1.32)
Net asset value, end of year	$22.53		$24.51	$21.54	$19.90		$22.13	(2)
Market price, end of year	$20.52		$22.08	$19.03	$16.97		$20.01
Total Investment Return (3)	(0.25)%		24.96%	21.69%	(8.01)%		14.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$624,315		$679,241	$596,911	$551,378		$613,133
Ratio of expenses to average net assets	1.13	%(4)	1.07%	1.08%	1.10	%(4)	1.13	%(4)
Ratio of net investment income to average net assets	0.83	%(4)	1.80%	1.94%	2.15	%(4)	2.34	%(4)
Portfolio turnover rate	81%		99%	90%	110%		63%

^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average shares outstanding during the year.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(4)	Inclusive of excise tax expense of 0.07%, 0.02% and 0.05% for the years ended January 31, 2019, January 31, 2016 and January 31, 2015, respectively.

See accompanying Notes to Financial Statements | January 31, 2019 | Annual Report 57

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each year^:

	Year ended January 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.32	$14.72	$13.59	$16.95	$18.19
Investment Operations:
Net investment income (1)	0.27	0.30	0.35	0.38	0.41
Net realized and change in unrealized gain (loss)	(1.17)	1.43	1.98	(2.09)	0.15
Total from investment operations	(0.90)	1.73	2.33	(1.71)	0.56
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.71)	(0.30)	(0.37)	(0.39)	(0.65)
Return of capital	(0.19)	(0.83)	(0.83)	(1.26)	(1.15)
Total dividends and distributions to shareholders	(0.90)	(1.13)	(1.20)	(1.65)	(1.80)
Net asset value, end of year	$13.52	$15.32	$14.72	$13.59	$16.95 (2)
Market price, end of year	$11.90	$13.52	$13.03	$11.50	$15.88
Total Investment Return (3)	(5.42)%	12.92%	24.60%	(18.68)%	(1.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,281,712	$1,452,585	$1,395,116	$1,288,319	$1,606,718
Ratio of expenses to average net assets	0.95%	0.97%	1.01%	0.97%	0.96%
Ratio of net investment income to average net assets	1.87%	2.03%	2.42%	2.41%	2.20%
Portfolio turnover rate	50%	85%	39%	54%	47%

^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average shares outstanding during the year.
(2)	Payment from Affiliates increased the net asset value by $0.02.
(3)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

58 Annual Report | January 31, 2019 | See accompanying Notes to Financial Statements

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

1. Organization and Significant Accounting Policies

AllianzGI Diversified Income & Convertible Fund (“Diversified Income & Convertible”), AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) (each, a “Fund” and, together, the “Funds”) were organized as Massachusetts business trusts on March 10, 2015, December 12, 2006 and August 20, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Prior to commencing operations on May 27, 2015, February 27, 2007, and February 28, 2005, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager. The Investment Manager is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Diversified Income & Convertible’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. Under normal market conditions, the Fund will seek to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. The Fund employs a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on the equity securities held by the Fund as well as on equity indexes.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on the equity securities held by the Fund in an

January 31, 2019 | Annual Report 59

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

1. Organization and Significant Accounting Policies (continued)

attempt to generate gains from option premiums.

Dividend, Interest & Premium Strategy can invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”), including, without limitation, common units, preferred units, convertible subordinated units or other equity or debt securities.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Funds’ organizational documents provide that its officers (“Officers”) and the Board of Trustees of each Fund (together, the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of its principal service contracts and in the normal course of its business, the Funds enter into contracts that provide indemnification to other parties for certain types of losses or liabilities. The Funds’ maximum exposure under these arrangements is unknown as this could involve future claims against the Funds.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment

60 Annual Report | January 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

1. Organization and Significant Accounting Policies (continued)

Manager. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Valuation Committee may be selected or the Funds’ Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board of Trustees or its Valuation Committee determines that particular circumstances dictate otherwise.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business. In unusual circumstances, a Fund may in good faith determine its NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■                 Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

■                 Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

■                 Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

January 31, 2019 | Annual Report 61

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

1. Organization and Significant Accounting Policies (continued)

The valuation techniques used by the Funds to measure fair value during the year ended January 31, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

62 Annual Report | January 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

1. Organization and Significant Accounting Policies (continued)

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion

January 31, 2019 | Annual Report 63

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

1. Organization and Significant Accounting Policies (continued)

premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of January 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

Diversified Income & Convertible declares dividends and distributions on a monthly basis. Equity & Convertible Income and Dividend, Interest & Premium Strategy declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax”

64 Annual Report | January 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

1. Organization and Significant Accounting Policies (continued)

differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(h) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the

January 31, 2019 | Annual Report 65

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

1. Organization and Significant Accounting Policies (continued)

potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(i) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Diversified Income & Convertible’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which required net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities. Equity & Convertible Income and Dividend, Interest & Premium Strategy do not require a Statement of Cash Flows.

(j) Loan Interest Expense

Loan interest expense relates to the Diversified Income & Convertible’s participation in debt financing transactions (See Note 7 and Note 8). Interest expense is recorded as it is incurred.

(k) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for the initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for

66 Annual Report | January 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

1. Organization and Significant Accounting Policies (continued)

the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of January 31, 2019, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(l) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(m) New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. (“ASU”) 2017-08, “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13 which changes the fair value measurement disclosure requirements for investment companies. The ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has reviewed ASU 2018-13 and resolved to adopt immediately certain aspects of the ASU related to the removal of certain fair measurement disclosures.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment

January 31, 2019 | Annual Report 67

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

1. Organization and Significant Accounting Policies (continued)

income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Funds’ financial statements for the year ended January 31, 2019. The distributions to shareholders in the January 31, 2018, Statements of Changes in Net Assets presented herein have not been reclassified to conform to the current year presentation.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor

68 Annual Report | January 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

2. Principal Risks (continued)

sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 7 and Note 8, Diversified Income & Convertible has mandatory redeemable preferred shares and senior secured notes outstanding and entered into margin loan financing.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional

January 31, 2019 | Annual Report 69

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

2. Principal Risks (continued)

expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Diversified Income & Convertible will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term. Leading up to the Fund’s dissolution date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy. As a result, during the wind-down period, the Fund’s distributions may decrease, and such distributions may include a return of capital. The Fund does not seek to return $25.00 per common share (its initial offering price) upon termination. As the assets of the Fund will liquidate in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the fund to lose money.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflects derivatives at fair value and recognizes changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option

70 Annual Report | January 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

3. Financial Derivative Instruments (continued)

written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

4. Investment Manager & Deferred Compensation

Investment Manager. Each Fund has an Investment Management Agreement (for the purpose of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to their Agreements, Diversified Income & Convertible and Equity & Convertible Income pay the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of their average daily total managed assets. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Diversified Income & Convertible’s Agreement defines total managed assets as the total assets of the Fund (including assets attributable to any Preferred Shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Agreements of each of Equity & Convertible Income and Dividend, Interest & Premium Strategy define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

Deferred Compensation. The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Fund on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such

January 31, 2019 | Annual Report 71

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

4. Investment Manager & Deferred Compensation (continued)

compensation if such compensation had been invested in one or more series of Allianz Funds or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds and Allianz Funds Multi-Strategy Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

5. Investments in Securities

For the year ended January 31, 2019, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Diversified Income & Convertible	$348,495,807	$367,705,796
Equity & Convertible Income	508,581,303	525,302,375
Dividend, Interest & Premium Strategy	671,993,179	677,531,963

6. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended January 31, 2019				Year ended January 31, 2018
	Ordinary Income (1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital	Ordinary Income (1)	15% Long-Term Capital Gain	Return of Capital
Diversified Income & Convertible	$20,597,626	$21,048	$–	$–	$20,591,040	$–	$–
Equity & Convertible Income	42,117,627	–	–	–	42,117,627	–	–
Dividend, Interest & Premium Strategy	28,930,669	38,789,088	17,742	17,583,924	28,416,813	–	78,234,965

(1) Includes short-term capital gains, if any.

72 Annual Report | January 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

6. Income Tax Information (continued)

At January 31, 2019, the components of distributable earnings were as follows.

	Ordinary	15% Long-Term Capital	Capital Loss	Post-October Capital Loss (3)
	Income	Gain	Carryforwards (2)	Short-Term	Long-Term
Diversified Income & Convertible	$4,369,459	–	–	$1,615,490	$983,991
Equity & Convertible Income	23,918,707	–	$14,076,365	–	1,647,843
Dividend, Interest & Premium Strategy	–	–	–	11,602,987	(4,438,202)

(2)   Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)   Capital losses realized during the period November 1, 2018 through January 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

At January 31, 2019, capital loss carryforward amounts were:

	No Expiration (4)
	Short-Term	Long-Term
Equity & Convertible Income	$–	$14,076,365

(4) Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended January 31, 2019, the Funds utilized the following amounts of capital loss carryforwards:

	Post-Enactment Utilized
	Short-Term	Long-Term
Equity & Convertible Income	–	$3,709,503
Dividend, Interest & Premium Strategy	$19,353,129	–

For the year ended January 31, 2019, permanent “book-tax” adjustments were:

	Undistributed (dividends in excess of) net investment income	Accumulated net realized gain (loss)	Paid-in Capital In Excess of Par
Diversified Income & Convertible (a)(d)(e)(g)	$1,851,046	$(1,710,931)	$(140,115)
Equity & Convertible Income (b)(d)(e)	2,549,124	(2,102,650)	(446,474)
Dividend, Interest & Premium Strategy (a)(c)(d)(f)(h)	2,094,310	(2,108,363)	14,053

These permanent “book-tax” differences were primarily attributable to:

(a) Reclassification of contingent debt

(b) Adjustment due to convertible preferred securities

(c) Reclassification from sales of securities with return of capital

(d) Section 305 sales adjustment

(e) Non-deductible excise tax paid

January 31, 2019 | Annual Report 73

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

6. Income Tax Information (continued)

(f) Reclassification due to investments in partnerships

(g) Treatment of bond premium amortization

(h) Reclassification of gains and losses from foreign currency transactions

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At January 31, 2019, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were:

	Federal Tax Cost Basis (5)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
Diversified Income & Convertible	$354,576,262	$11,845,188	$35,736,835	$(23,891,647)
Equity & Convertible Income	671,671,199	25,365,302	79,711,338	(54,346,036)
Dividend, Interest & Premium Strategy	1,297,540,359	100,178,906	114,494,511	(14,315,605)

(5)   Differences between book and tax cost basis are primarily attributable to the differing treatment of convertible securities, wash sale loss deferrals, Section 305 adjustments, basis adjustments from investments in partnerships and return of capital distributions and differing treatment of bond premium amortization.

7. Long-Term Financing Arrangements

On October 2, 2015, Diversified Income & Convertible completed a private placement with a single institutional investor, consisting of $30,000,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term Financing Arrangements”) due November 22, 2029. Fitch Ratings (“Fitch”) assigned a rating of “AA” to the MRPS and “AAA” to the Notes. The Long-Term Financing Arrangements refinanced a portion of the Diversified Income & Convertible’s short-term borrowings under the Margin Loan Financing described in Note 8. For a portion of its borrowings, Diversified Income & Convertible continues to maintain short-term borrowings under the Margin Loan Financing described in Note 8 at variable interest rates.

Mandatory Redeemable Preferred Shares

At January 31, 2019, Diversified Income & Convertible had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000,000 ($25.00 per share). The following table summarizes the key terms of the MRPS at January 31, 2019:

Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000,000	$30,000,000

74  Annual Report | January 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

7. Long-Term Financing Arrangements (continued)

Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). The MRPS will have a “default” interest rate of 5.00% whenever a past due amount is outstanding with respect to the MRPS. Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible’s Statement of Assets & Liabilities as interest payable on dividends to mandatory redeemable preferred shareholders. For the year ended January 31, 2019, Diversified Income & Convertible paid $1,302,000 in interest on dividends to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to Diversified Income & Convertible’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, the Fund is subject to periodic asset coverage testing, including a monthly 225% asset coverage test and a weekly asset coverage test that is tied to rating agency criteria, in each case subject to various terms and conditions. If the Fund’s asset coverage is insufficient under either of these tests, it may be required to redeem some or all of the MRPS. No such mandatory redemption had been triggered as of the end of the most recent fiscal period.

Senior Secured Notes

At January 31, 2019, Diversified Income & Convertible had $50,000,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate of an additional 2.00% while overdue payments are outstanding, and an additional 1.00% during any interest rate period when the Notes, at any time, have a rating of less than “A-” from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $1,964,603 is included in the Diversified Income & Convertible’s Statement of Operations.

January 31, 2019 | Annual Report 75

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

7. Long-Term Financing Arrangements (continued)

The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at January 31, 2019:

Maturity Date	Interest Rate	Notional/Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000,000	$50,000,000

With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as a weekly asset coverage test that is tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. As of the end of the most recent fiscal period, no such breach had occurred. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.

8. Margin Loan Financing

Diversified Income & Convertible has entered into a margin loan financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). The margin loan is offered at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.90%. At January 31, 2019, the Funds had a borrowing outstanding under the margin agreement totaling $25,000,000. The interest rate charged at January 31, 2019, was 3.638%. During the year ended January 31, 2019, the weighted average daily balance outstanding was $25,000,000 at the weighted average interest rate of 3.299%.

With respect to the margin loan financing, loan interest expense of $849,670 is included in the Diversified Income & Convertible’s Statement of Operations.

The Fund is required to fully collateralize its outstanding loan balance as determined by BNP. Pledged assets are held in a segregated account and are denoted in the Fund’s Schedule of Investments.

9. Significant Account Holder

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a Fund. At January 31, 2019, Advisors Asset Management, Inc. held 5% or more of shares of common stock of Diversified Income & Convertible.

10. Related Party Transactions

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 4 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in

76 Annual Report | January 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2019

10. Related Party Transactions (continued)

procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended January 31, 2019, Diversified Income & Convertible and Equity & Convertible Income engaged in sales of securities pursuant to Rule 17a-7 of the 1940 Act in the amount of $21,584 and $1,778,360, respectively.

11. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On February 1, 2019, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable March 1, 2019 to common shareholders of record on February 11, 2019.

On March 1, 2019, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable April 1, 2019 to common shareholders of record on March 11, 2019.

On March 1, 2019, the following quarterly distributions were declared to shareholders, payable March 22, 2019, to shareholders of record on March 11, 2019:

Equity & Convertible Income	$0.380 per share
Dividend, Interest & Premium Strategy	$0.225 per share

There were no other subsequent events identified that require recognition or disclosure.

January 31, 2019 | Annual Report 77

Report of Independent Registered Public Accounting Firm

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

To the Board of Trustees and Shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (hereafter collectively referred to as the “Funds”) as of January 31, 2019, for AllianzGI Diversified Income & Convertible Fund the related statements of operations and cash flows for the year ended January 31, 2019, and the statement of changes in net assets applicable to common shareholders for each of the two years in the period ended January 31, 2019, and for AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund the related statements of operations for the year ended January 31, 2019 and the statements of changes in net assets for each of the two years in the period ended January 31, 2019, including the Funds’ related notes, and each of the Funds’ financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2019, the results of each of their operations for the year then ended, for AllianzGI Diversified Income & Convertible Fund the results of its cash flows for the year ended January 31, 2019 and the changes in its net assets applicable to common shareholders for each of the two years in the period ended January 31, 2019, for AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund the changes in each of their net assets for each of the two years in the period ended January 31, 2019, and each of the Funds’ financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

78 Annual Report | January 31, 2019

Report of Independent Registered Public Accounting Firm (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
New York, New York
March 22, 2019

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

January 31, 2019 | Annual Report 79

Tax Information (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

During the period ended January 31, 2019, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
Diversified Income & Convertible	$21,048	—
Dividend, Interest & Premium Strategy	38,789,088	$17,742

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended January 31, 2019, are designated as “qualified dividend income” (or the maximum amount allowable):

Diversified Income & Convertible	13.31%
Equity & Convertible Income	22.53%
Dividend, Interest & Premium Strategy	100.00%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended January 31, 2019, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Diversified Income & Convertible	11.88%
Equity & Convertible Income	21.83%
Dividend, Interest & Premium Strategy	92.49%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2019. In January 2020, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2019. The amount that will be reported will be the amount to use on the shareholders’ 2019 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2019. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

80 Annual Report | January 31, 2019

Annual Shareholder Meeting Results (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The Funds held their annual meeting of shareholders on July 12, 2018. Shareholders voted as indicated below:

AllianzGI Diversified Income & Convertible:

	Affirmative	Withheld Authority
Election of Deborah A. DeCotis – Class III to serve until the annual meeting for the 2021-2022 fiscal year	10,546,996	183,662

Election of Bradford K. Gallagher – Class III to serve until the annual meeting for the 2021-2022 fiscal year	10,547,456	183,202

Election of Erick R. Holt† – Class III to serve until the annual meeting for the 2021-2022 fiscal year	10,540,596	190,062

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Davey S. Scoon, A. Douglas Eu, F. Ford Drummond, James A. Jacobson, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

† Interested Trustee

AllianzGI Equity & Convertible Income:

	Affirmative	Withheld Authority
Election of F. Ford Drummond – Class II to serve until the annual meeting for the 2021-2022 fiscal year	25,310,329	462,256

Election of James A. Jacobson – Class II to serve until the annual meeting for the 2021-2022 fiscal year	25,289,884	482,701

Election of James S. MacLeod – Class II to serve until the annual meeting for the 2021-2022 fiscal year	25,298,881	473,704

Election of A. Douglas Eu† – Class II to serve until the annual meeting for the 2021-2022 fiscal year	25,302,399	470,186

Election of Erick R. Holt† – Class III to serve until the annual meeting for the 2019-2020 fiscal year	25,310,706	461,879

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Davey S. Scoon, Bradford K. Gallagher, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

† Interested Trustee

January 31, 2019 | Annual Report 81

Annual Shareholder Meeting Results (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Election of Hans W. Kertess – Class I to serve until the annual meeting for the 2021-2022 fiscal year	81,291,686	7,473,120

Election of James S. MacLeod – Class I to serve until the annual meeting for the 2021-2022 fiscal year	81,654,544	7,110,262

Election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2021-2022 fiscal year	81,305,291	7,459,515

Election of A. Douglas Eu† – Class I to serve until the annual meeting for the 2021-2022 fiscal year	81,554,156	7,210,650

Election of Erick R. Holt† – Class II to serve until the annual meeting for the 2019-2020 fiscal year	81,570,560	7,194,246

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Davey S. Scoon, F. Ford Drummond, Bradford K. Gallagher, James A. Jacobson and Alan Rappaport continued to serve as Trustees of the Fund.

† Interested Trustee

82 Annual Report | January 31, 2019

Changes to Fund Officers and the Board of Trustees/
Proxy Voting Policies and Procedures (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Changes to Fund Officers:

Effective April 13, 2018, Lawrence G. Altadonna resigned as the Treasurer, Principal Financial and Accounting officer of the Funds.

Effective April 13, 2018, Scott Whisten was appointed Treasurer, Principal Financial and Accounting officer of the Funds.

Changes to the Board of Trustees:

Effective January 1, 2019, Alan Rappaport was appointed Chairman of the Board of Trustees of the Funds.

Effective January 1, 2019, Sarah E. Cogan became a Trustee of the Funds.

Effective March 21, 2019, A. Douglas Eu resigned as a Trustee of the Funds.

Effective March 21, 2019, Thomas J. Fuccillo became a Trustee of the Funds.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

January 31, 2019 | Annual Report 83

Privacy Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services

84 Annual Report | January 31, 2019

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and

January 31, 2019 | Annual Report 85

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

• Use of Social Media Plugins: Our website uses the following Social Media Plugins (“Plugins”):

• Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

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All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

• Facebook: https://de-de.facebook.com/about/privacy

• Twitter: https://twitter.com/privacy

• Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices

86 Annual Report | January 31, 2019

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our

Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

January 31, 2019 | Annual Report 87

Dividend Reinvestment Plan (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment / voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan

88 Annual Report | January 31, 2019

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve

January 31, 2019 | Annual Report 89

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full

Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

90 Annual Report | January 31, 2019

Board of Trustees (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The chart below identifies the Trustees and Officers of the Trust as of March 21, 2019. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Trust’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling l-800-498-5413.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees (1)
Alan Rappaport Chairman of the Board of Trustees 1953	NIE & NFJ Since June 2010 ACV Since April 2015	Adjunct Professor, New York University stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018).	91	None.
Sarah E. Cogan 1956	NIE, NFJ & ACV Since January 2019	Of Counsel, Simpson Thacher & Bartlett LLP (law firm) (“STB”); Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013).	91	None.
Deborah A. DeCotis 1952	NIE & NFJ Since March 2011 ACV Since April 2015	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Trustee, Smith College (since 2017); and Director, Watford Re (since 2017) Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014).	91	None.
F. Ford Drummond 1962	NIE & NFJ Since June 2015 ACV Since April 2015	Owner/Operator, Drummond Ranch; and Board Member, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration); and Chairman, Oklahoma Water Resources Board.	63	Director, Bancfirst Corporation.

January 31, 2019 | Annual Report 91

Board of Trustees (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Bradford K. Gallagher 1944	NIE & NFJ Since September 2010 ACV Since April 2015	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).	91	None.
James A. Jacobson 1945	NIE & NFJ Since December 2009 ACV Since April 2015	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	91	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009- 2016).
Hans W. Kertess 1939	NFJ Since September 2006 NIE Since June 2007 ACV Since April 2015	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	Director, Street Context.
James S. MacLeod 1947	NIE & NFJ Since June 2015 ACV Since April 2015	Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, Coastal States Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa. Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	63	Non-Executive Chairman (formerly Director), Sykes Enterprises, Inc.
William B. Ogden, IV 1945	NFJ Since September 2006 NIE Since June 2007 ACV Since April 2015	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None.

92 Annual Report | January 31, 2019

Board of Trustees (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Davey S. Scoon 1946	NIE & NFJ Since June 2015 ACV Since April 2015	Adjunct Professor, University of Wisconsin-Madison (since 2011).	63

Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013-2016); Director, Orthofix International N.V. (2011-2015); and Chairman, Tufts Health Plan (1997-2014).

Interested Trustees (1)
Thomas J. Fuccillo (2) 1968	NIE, NFJ & ACV Since March 2019	Managing Director and Associate General Counsel, Head of US Funds and Retail Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. and President and Chief Executive Officer of 63 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).	63	None.
Erick R. Holt (2) 1952	NIE, NFJ & ACV Since December 2017	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (2006-April 2018) of Allianz Asset Management GmbH.	63	None.

(1)    “Independent Trustees” are those Trustees who are not “interested persons”, (as defined in Section 2(a)(19) of the 1940 (Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.

(2)    Each of Messrs. Holt and Fuccillo is an “Interested Person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

January 31, 2019 | Annual Report 93

Fund Officers (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address*, Year of Birth and Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo President and Chief Executive Officer 1968	NIE, NFJ & ACV April 2016 to present

Managing Director and Associate General Counsel, Head of US Funds and Retail Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. and President and Chief Executive Officer of 63 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Scott Whisten Treasurer, Principal Financial and Accounting Officer 1971	NIE, NFJ, & ACV Since April 2018

Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 63 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine Secretary and Chief Legal Officer 1964	NIE, NFJ & ACV April 2016 to present

Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Chief Legal Officer and Secretary of 63 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA** Chief Compliance Officer 1975	NIE & NFJ 6/2013 to present ACV 5/2015 to present

Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Senior Compliance Manager, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran Assistant Treasurer 1961	NIE & NFJ 5/2008 to present ACV 5/2015 to present	Vice President of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili Assistant Treasurer 1974	NIE & NFJ 1/2011 to present ACV 5/2015 to present

Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 63 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Debra Rubano Assistant Secretary 1975	NIE, NFJ & ACV 12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the Fund Complex.
Craig Ruckman Assistant Secretary 1977	NIE, NFJ & ACV 12/2017 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

Each of the Fund’s executive officers is an “interested person” of the Funds (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

*            Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.

**     The correspondence address for Thomas L. Harter is 600 West Broadway, San Diego, CA 92101.

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Trustees	Investment Manager
Alan Rappaport	Allianz Global Investors U.S. LLC
Chairman of the Board of Trustees	1633 Broadway
Sarah E. Cogan	New York, NY 10019
Deborah A. DeCotis
F. Ford Drummond	Custodian & Accounting Agent
Thomas J. Fuccillo	State Street Bank and Trust Co.
Bradford K. Gallagher	801 Pennsylvania Avenue
Erick R. Holt	Kansas City, MO 64105
James A. Jacobson
Hans W. Kertess	Transfer Agent, Dividend Paying Agent and Registrar
James S. MacLeod	American Stock Transfer & Trust Company, LLC
William B. Ogden, IV	6201 15th Avenue
Davey S. Scoon	Brooklyn, NY 11219

Fund Officers	Independent Registered Public Accounting Firm
Thomas J. Fuccillo	PricewaterhouseCoopers LLP
President and Chief Executive Officer	300 Madison Avenue
Scott Whisten	New York, NY 10017
Treasurer, Principal Financial & Accounting Officer
Angela Borreggine	Legal Counsel
Chief Legal Officer & Secretary	Ropes & Gray LLP
Thomas L. Harter	Prudential Tower
Chief Compliance Officer	800 Boylston Street
Richard J. Cochran	Boston, MA 02199
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Debra Rubano
Assistant Secretary
Craig A. Ruckman
Assistant Secretary

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. Effective for periods ending from and after March 31, 2019, this information will no longer be filed on Form N-Q and instead will be filed on Form N-PORT. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

731548

Allianz Global Investors Distributors LLC	AZ601AR_013119

ITEM 2. CODE OF ETHICS

(a)         As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODE ETH hereto.

(b)         During the period covered by this report, the code of ethics adopted in 2(a) above, was updated to change the Covered Officers identified in Exhibit A.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, both of whom serve on the Fund’s Audit Oversight Committee, qualify as “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)             Audit fees. The aggregate fees billed for the fiscal year (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $69,581 in 2018 and $66,352 in 2019.

b)             Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c)              Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $18,255 in 2018 and $18,255 in 2019. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)             All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor to the Registrant.

e)              1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, to the Fund as well as to the Fund’s investment manager or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Fund. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors U.S. LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)         The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)         Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)         Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)              2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)               Not applicable

g)              Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2018 Reporting Period was $3,768,961 and the 2019 Reporting Period was $1,958,634.

h)             Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, David S. Scoon and Alan Rappaport.

ITEM 6. INVESTMENTS

(a)         The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to the entity with portfolio management responsibility for the Trust.

2.                                      Each Trust delegates the responsibility for voting proxies to Allianz Global Investors U.S. LLC (“AllianzGI US”).  A summary of the detailed proxy voting policy of AllianzGI US is attached as Appendix A hereto.  Such summary may be revised from time to time to reflect changes to AllianzGI US’s detailed proxy voting policy.

3.                                      The party voting the proxy (i.e., AllianzGI US) shall vote such proxies in accordance with such party’s proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.                                      AllianzGI US shall deliver a copy of its proxy voting policy and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policy.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including,

without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, a summary of the detailed proxy voting policy of AllianzGI US, and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, a summary of the detailed proxy voting policy of AllianzGI US shall also be included in the Trust’s Registration Statement or Form N-CSR filings.

Appendix A

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI US has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI US, AllianzGI US uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI US are considered “associated persons” as that term is defined in the Advisers Act.

The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below.  In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted.   Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients.  Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated.  With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety.  Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI US may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts.  For example, when a material conflict between the interests of AllianzGI US and its clients have been identified AllianzGI US may abstain from voting.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients.  The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies.  If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions.  Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.”  To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares.  Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 3, 2019, the following individuals have primary responsibility for the day-to-day implementation of the AllianzGI Diversified Income & Convertible Fund (“ACV” or the “Fund”):

Douglas Forsyth, CFA
Managing Director, Portfolio Manager, CIO, US Income & Growth Strategies

Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has 27 years of investment-industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa.

Justin M. Kass, CFA
Managing Director, Portfolio Manager

Mr. Kass, CFA, is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end and open-end mutual funds. Previous to joining the firm, Mr. Kass interned on the Income and Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. Mr. Kass has 21 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

William L. Stickney
Managing Director, Portfolio Manager

Mr. Stickney is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Income and Growth Strategies team. Mr. Stickney has been a portfolio manager for the firm’s US High Yield Bond strategy since 1999 and a lead portfolio manager for the team’s leveraged loan strategies, including collateralized loan obligation (CLO) portfolios since 2006. In addition, he is responsible for managing multiple closed-end and open-end mutual funds. He has 30 years of investment-industry experience. Mr. Stickney was previously a vice president of institutional fixed-income sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. He also worked for Cowen & Company and Wayne Hummer & Company. Mr. Stickney has a B.S. from Miami University, Ohio, and an M.B.A. from the Kellogg School of Management, Northwestern University.

Michael E. Yee

Managing Director, Portfolio Manager

Mr. Yee is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1995. He is a lead portfolio manager and has portfolio-management research and trading responsibilities for the Income and Growth Strategies team since its inception in 2007. In addition, Mr. Yee is responsible for managing multiple closed-end and open-end mutual funds. Mr. Yee was previously an analyst for the Global and Systematic team. He has 25 years of investment-industry experience. Prior to joining the firm, Mr. Yee was a financial consultant for Priority One Financial/Liberty Foundation. He has a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.

(a)(2) AllianzGI US

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2019 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles
Portfolio Managers	#	AUM ($million)	#	AUM ($million)	#	AUM ($million)

Douglas Forsyth, CFA	5	6,523.8	3	673.2	21	37,323.8	*
Justin M. Kass, CFA	5	6,523.8	3	673.2	21	37,323.8	*
William L. Stickney	5	6,523.8	3	673.2	21	37,323.8	*
Michael E. Yee	5	6,523.8	3	673.2	21	37,323.8	*

*Of the Other Pooled Investment Vehicles, five accounts totaling $1,226.56 million pays an advisory fee that is based in part on the performance of the account.

AllianzGI US

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a)(3)

Compensation Structure

As of January 31, 2019 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI US’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI US-affiliated offices worldwide who are “associated persons” of AllianzGI US and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI US-

affiliated company that employs such a portfolio manager. In such cases, AllianzGI US compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI US on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI US Income & Growth and Structured Products is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI US’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Plan Award (“LTIPA”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIPA and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIPA element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIPA/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2019.

AllianzGI Diversified Income & Convertible Fund

PM Ownership
Douglas Forsyth, CFA	None
Justin M. Kass, CFA	$100,001-$500,000
William L. Stickney	None
Michael E. Yee	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) The Fund did not engage in any securities lending activity during the fiscal period ended January 31, 2019.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal period ended January 31, 2019.

ITEM 13. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(a) (4) Not Applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Diversified Income & Convertible Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date:	April 3, 2019

By:	/s/ Scott Whisten
Scott Whisten, Treasurer, Principal Financial & Accounting Officer

Date:	April 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date:	April 3, 2019

By:	/s/ Scott Whisten
Scott Whisten, Treasurer, Principal Financial & Accounting Officer

Date:	April 3, 2019